   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 12, 2001


                                               SECURITIES ACT FILE NO. 333-72494

                                      INVESTMENT COMPANY ACT FILE. NO. 811-10565
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                    FORM N-2

[X]  Registration Statement Under The Securities Act of 1933


[X]  Pre-Effective Amendment No. 2


[ ]  Post-Effective Amendment No.

[X]  Registration Statement Under The Investment Company Act of 1940

[X]  Amendment No. 2
                           EQUITY SECURITIES TRUST II

               (Exact Name of Registrant as Specified in Charter)

                         C/O SALOMON SMITH BARNEY INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 816-6000

                                 ALAN M. RIFKIN
                           SALOMON SMITH BARNEY INC.
                              390 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                    (Name and Address of Agent for Service)

                                 WITH COPIES TO

                             RAYMOND B. CHECK, ESQ.
                       CLEARY, GOTTLIEB, STEEN & HAMILTON
                               ONE LIBERTY PLAZA
                            NEW YORK, NEW YORK 10006
                                 (212) 225-2000

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box [ ]

                        CALCULATION OF REGISTRATION FEE
                        UNDER THE SECURITIES ACT OF 1933

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                     PROPOSED MAXIMUM
                                                    OFFERING PRICE PER    PROPOSED MAXIMUM
     TITLE OF SECURITIES          AMOUNT BEING         EQUITY TRUST      AGGREGATE OFFERING       AMOUNT OF
      BEING REGISTERED           REGISTERED(1)         SECURITY(2)            PRICE(2)       REGISTRATION FEE(3)
-----------------------------------------------------------------------------------------------------------------
Equity Trust Securities
  representing shares of
  beneficial Interest........   9,791,336 Equity          $20.58          $201,505,694.88          $48,171
                                Trust Securities
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

(1) Includes a total of 1,277,130 Equity Trust Securities that may be issued in connection with the exercise of an over-allotment option.

(2) Estimated solely for the purpose of calculating the registration fee.


(3) Previously paid.


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           EQUITY SECURITIES TRUST II

                             CROSS-REFERENCE SHEET
                          PARTS A AND B OF PROSPECTUS*

ITEM NO.                   CAPTION                               PROSPECTUS CAPTION
--------                   -------                               ------------------
   1.     Outside Front Cover......................   Front Cover Page
   2.     Inside Front and Outside Back Cover
          Page.....................................   Front Cover Page; Inside Front Cover Page
   3.     Fee Table and Synopsis...................   Prospectus Summary; Fees and Expenses
   4.     Financial Highlights.....................   Not Applicable
   5.     Plan of Distribution.....................   Front Cover Page; Prospectus Summary;
                                                      Underwriting
   6.     Seller Not Applicable....................   Not Applicable
   7.     Use of Proceeds..........................   Use of Proceeds; Investment Objectives
                                                      and Policies
   8.     General Description of the Registrant....   Front Cover Page; Prospectus Summary; The
                                                      Trust; Investment Restrictions;
                                                      Investment Objectives and Policies; Risk
                                                      Factors for Equity Trust Securities
   9.     Management...............................   Management and Administration of the
                                                      Trust
  10.     Capital Stock, Long-Term Debt and Other
          Securities; Federal Income Tax
          Considerations...........................   Description of the Equity Trust
                                                      Securities
  11.     Defaults and Arrears on Senior
          Securities...............................   Not Applicable
  12.     Legal Proceedings........................   Not Applicable
  13.     Table of Contents of the Statement of
          Additional Information...................   Not Applicable
  14.     Cover Page...............................   Not Applicable
  15.     Table of Contents........................   Not Applicable
  16.     General Information and History..........   The Trust
  17.     Investment Objective and Policies........   Investment Objectives and Policies;
                                                      Investment Restrictions
  18.     Management...............................   Management and Administration of the
                                                      Trust
  19.     Control Persons and Principal Holders of
          Management and Administration of the
          Securities...............................   The Trust
  20.     Investment Advisory and Other Services...   Management and Administration of the
                                                      Trust
  21.     Brokerage Allocation and Other
          Practices................................   Investment Objectives and Policies
  22.     Tax Status...............................   Certain United States Federal Income Tax
                                                      Considerations
  23.     Financial Statements.....................   Statement of Assets, Liabilities and
                                                      Capital

---------------

* Pursuant to the General Instructions to Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of the N-2 Registration Statement.

The information in this prospectus is not complete and may be changed. The trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                             Subject to Completion

                 Preliminary Prospectus Dated December 12, 2001


PROSPECTUS

                       8,514,206 EQUITY TRUST SECURITIES

    (SUBJECT TO EXCHANGE INTO RAINBOW MEDIA GROUP CLASS A TRACKING STOCK OF
                        CABLEVISION SYSTEMS CORPORATION)
                           EQUITY SECURITIES TRUST II
                         ------------------------------

     Equity Securities Trust II is a recently created Delaware business trust. The Equity Trust Securities are securities that represent all of the beneficial interest in the trust. When the trust issues the Equity Trust Securities, it will acquire U.S. treasury securities and prepaid forward contracts for the purchase of Rainbow Media Group Class A tracking stock issued by Cablevision Systems Corporation. For each Equity Trust Security that you buy, you will
receive a cash distribution of $     on each       ,       ,       and
starting on       , 2002 and ending on       , 2004. Those payments will be made
from the U.S. treasury securities that the trust acquires when it issues the Equity Trust Securities.
     The trust will hold prepaid forward contracts, which will entitle the trust to receive Rainbow Media Group Class A tracking stock or cash from stockholders of Rainbow Media Group Class A tracking stock, each of which is a subsidiary of AT&T Corp. We refer to these Rainbow Media Group Class A tracking stock
stockholders as the counterparties. On or shortly after       , 2004, the
counterparties will deliver, at their option, either cash or Rainbow Media Group Class A tracking stock to the trust. The trust will then deliver this cash or Rainbow Media Group Class A tracking stock to you. Under the circumstances described in this prospectus, the counterparties will have the option to deliver
cash to the trust between       , 2004 and       , 2005. After the trust has
delivered to you the cash or the Rainbow Media Group Class A tracking stock delivered to the trust by the counterparties, the trust will terminate. The amount of cash or number of shares of Rainbow Media Group Class A tracking stock the counterparties will deliver and you will receive will depend on the price of Rainbow Media Group Class A tracking stock shortly before the date the counterparties deliver the cash or Rainbow Media Group Class A tracking stock to the trust. If the price of Rainbow Media Group Class A tracking stock is:
     - more than $      per share, you will receive 0.      shares of Rainbow
       Media Group Class A tracking stock, or the cash equivalent, for each Equity Trust Security you own.

     - more than $      per share but less than or equal to $      per share,
       you will receive Rainbow Media Group Class A tracking stock worth
       $      , or the cash equivalent, for each Equity Trust Security you own.

     - $      per share or less, you will receive one share of Rainbow Media
       Group Class A tracking stock, or the cash equivalent, for each Equity Trust Security you own.


     The last reported sale price of Rainbow Media Group Class A tracking stock on December 11, 2001 was $22.23 per share.


     The trust's securities have no history of public trading. Typical closed-end fund shares frequently trade at a discount from net asset value. This characteristic of investments in a closed-end investment company is a risk separate and distinct from the risk that the trust's net asset value will decrease. The trust cannot predict whether the Equity Trust Securities will trade at, below or above net asset value. The risk of purchasing investments in a closed-end company that might trade at a discount is more pronounced for investors who wish to sell their investments soon after completion of a public offering.
                         ------------------------------

     INVESTING IN THE EQUITY TRUST SECURITIES INVOLVES CERTAIN RISKS. SEE "RISK FACTORS FOR EQUITY TRUST SECURITIES" BEGINNING ON PAGE 22.
                         ------------------------------

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                         ------------------------------

                                                                 Per Equity
                                                               Trust Security     Total
                                                              ----------------    -----
     Public Offering Price..................................       $              $
     Sales Load.............................................       $  --          $  --
     Proceeds to the trust before expenses..................       $              $

     The underwriters are offering the Equity Trust Securities subject to various conditions. The underwriters expect to deliver the Equity Trust
Securities to purchasers on       , 2001.
                         ------------------------------

                          Joint Book-Running Managers
BANC OF AMERICA SECURITIES LLC                              SALOMON SMITH BARNEY
                         ------------------------------

                              Joint Lead Managers
     BEAR, STEARNS & CO. INC.                           MERRILL LYNCH & CO.
                         ------------------------------

                The date of this prospectus is           , 2001.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE TRUST HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE TRUST IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                               ------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    3
Fees and Expenses...........................................    7
The Trust...................................................    8
Use of Proceeds.............................................    8
Investment Objectives and Policies..........................    8
Investment Restrictions.....................................   21
Risk Factors for Equity Trust Securities....................   22
Net Asset Value.............................................   24
Description of the Equity Trust Securities..................   25
Management and Administration of the Trust..................   27
Certain United States Federal Income Tax Considerations.....   29
Underwriting................................................   35
Legal Matters...............................................   37
Experts.....................................................   37
Where You Can Find More Information.........................   37
Report of Independent Accountants...........................   38
Statement of Assets, Liabilities and Capital, as of November
  19, 2001..................................................   39
Notes to Statement of Assets, Liabilities and Capital, as of
  November 19, 2001.........................................   40

     UNTIL       , ALL DEALERS THAT EFFECT TRANSACTIONS IN THESE SECURITIES,
WHETHER OR NOT PARTICIPATING IN THIS SECURITIES OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTION.

                               PROSPECTUS SUMMARY

     This summary highlights certain information contained elsewhere in this prospectus. This summary is not complete and does not contain all of the information that you should consider before investing in the Equity Trust Securities. You should read the entire prospectus carefully, especially the risk of investing in the Equity Trust Securities discussed under "Risk Factors for Equity Trust Securities."

                                   THE TRUST

     Equity Securities Trust II is a recently created Delaware business trust.
The trust will terminate on or shortly after       , 2004, which is referred to
in this summary as the "exchange date" because that is when the shares of Rainbow Media Group Class A tracking stock issued by Cablevision Systems Corporation ("Cablevision") or their value in cash are expected to be delivered under the prepaid forward contracts the trust has with the counterparties. In some limited circumstances, the Rainbow Media Group Class A tracking stock or its value in cash may be delivered and the trust terminated sooner than that date. In other limited circumstances, the counterparties may elect to deliver
cash and may extend the exchange date, for purposes of the contracts, to       ,
2005, and may subsequently accelerate the extended exchange date if they wish. If the exchange date under the counterparties' contracts is extended in this way, the trust will terminate on or shortly after the date all of the Rainbow Media Group Class A tracking stock or cash has been delivered under the prepaid forward contracts.

                          THE EQUITY TRUST SECURITIES

     The Equity Trust Securities are securities that represent all of the beneficial interest in the trust. The underwriters named in this prospectus are
offering the Equity Trust Securities for sale at a price of $   per Equity Trust
Security. The last reported sale price of a share of Rainbow Media Group Class A tracking stock on the New York Stock Exchange on November 30, 2001 was $20.75. The underwriters also may purchase up to 1,277,130 additional Equity Trust Securities from the trust to cover over-allotments.

                              PURPOSE OF THE TRUST

     The trust was created to issue the Equity Trust Securities and to carry out the transactions described in this prospectus. The terms of the Equity Trust Securities are designed to give you a higher yield than the current dividend yield on the Rainbow Media Group Class A tracking stock, while also giving you the chance to share in the increased value of Rainbow Media Group Class A tracking stock if its price goes up. Cablevision does not currently pay dividends on its tracking stock and has stated that it does not expect to do so, but in the future Cablevision might pay dividends that are higher than the distributions that you will receive from the trust. Also, you will receive less than you paid for your Equity Trust Securities if the price of Rainbow Media Group Class A tracking stock goes down, but you will receive only part of the increased value if the price goes up, and then only if the price is above $ per share shortly before the exchange date.

                            QUARTERLY DISTRIBUTIONS

     For each Equity Trust Security that you buy, you will receive a cash
distribution of $   on each       ,       ,       and       , starting on
      , 2002 and ending on       , 2004. Those payments will be made from the
U.S. treasury securities that the trust acquires when it issues the Equity Trust Securities.

                       DISTRIBUTIONS ON THE EXCHANGE DATE

     On the exchange date, you will receive between 0. and 1.0 shares of Rainbow Media Group Class A tracking stock for each Equity Trust Security you own. Those amounts will be adjusted if Cablevision splits its stock, pays a stock dividend, issues warrants or distributes certain types of assets or if certain other events occur that are described in detail later in this prospectus. Under their prepaid forward contracts with the trust, the counterparties have the option to deliver cash to the trust instead of shares of Rainbow Media Group Class A tracking stock. If the counterparties decide to deliver cash, you will receive the cash value of the Rainbow Media Group Class A tracking stock you would have received under the counterparties' contracts instead of the shares themselves. If Cablevision merges into another company or liquidates, you may receive shares of the other company or cash instead of Rainbow Media Group Class A tracking stock on the exchange date. And if a counterparty defaults under its prepaid forward contract with the trust, the obligations of the counterparties under their contracts will be accelerated, and the trust will immediately distribute to you the Rainbow Media Group Class A tracking stock or cash received by the trust under the prepaid forward contracts, plus the amount of the U.S. treasury securities then held by the trust.

     In addition, the counterparties may elect to deliver cash instead of Rainbow Media Group Class A tracking stock subject to their contracts by completing an offering of securities to refinance the Equity Trust Securities. We refer to such an offering as a rollover offering. The counterparties may
extend the exchange date under their prepaid forward contracts to       , 2005
but only in connection with a rollover offering. If the counterparties complete a rollover offering and have extended the exchange date, the counterparties will deliver the cash due under their prepaid forward contracts by the fifth business day after the extended exchange date. If the counterparties have elected to
extend the exchange date to       , 2005, the counterparties will also have the
option, in connection with the consummation of a rollover offering, of later
accelerating the exchange date to between       , 2004 and       , 2005, in
which case the counterparties will deliver the cash due under their prepaid forward contracts by the fifth business day after the accelerated exchange date.

     In addition, if the counterparties have extended the exchange date, the counterparties will deliver cash to be distributed as an additional partial
distribution for the period beginning on       , 2004 and ending on the extended
exchange date.

                                 VOTING RIGHTS

     You will not have the right to vote any Rainbow Media Group Class A tracking stock unless and until it is delivered to the trust by the counterparties and distributed to you by the trust. You will have the right to vote on matters that affect the trust.

            ASSETS OF THE TRUST; INVESTMENT OBJECTIVES AND POLICIES

     The trust will own the following assets:

     - zero-coupon U.S. treasury securities that will mature every quarter during the term of the trust, and which will provide cash to pay the quarterly distributions on the Equity Trust Securities.

     - the prepaid forward contracts with the counterparties under which the counterparties have the right to deliver Rainbow Media Group Class A tracking stock or cash to the trust on the exchange date, which the trust will then distribute to you.

     The U.S. treasury securities initially will represent approximately    % of
the trust's assets and the prepaid forward contracts initially will represent
approximately    %.

     The trust's investment objective is to provide you with (1) a quarterly distribution of $0. per Equity Trust Security over the term of the trust and (2) Rainbow Media Group Class A tracking stock on the exchange date in an amount equal to:

     - 0. shares of Rainbow Media Group Class A tracking stock per Equity Trust Security (or the cash equivalent) if the average price of Rainbow Media Group Class A tracking stock shortly before the exchange date is more
       than $   per share.

     - shares of Rainbow Media Group Class A tracking stock worth $   per Equity
       Trust Security (the issue price of the Equity Trust Securities) (or the cash equivalent) if the average price of Rainbow Media Group Class A
       tracking stock shortly before the exchange date is more than $   per
       share but less than or equal to $   per share.

     - one share of Rainbow Media Group Class A tracking stock per Equity Trust Security (or the cash equivalent) if the average price of Rainbow Media
       Group Class A tracking stock shortly before the exchange date is $   or
       less per share.

     The trust will not deliver fractions of a share of Rainbow Media Group Class A tracking stock. If you would receive a fraction of a share of Rainbow Media Group Class A tracking stock under the formula described above (based on all Equity Trust Securities owned), you will receive cash instead.

     At the closing of the sale of the Equity Trust Securities, the trust will enter into a prepaid forward contract with each of the counterparties. The prepaid forward contracts will require the counterparties to deliver to the trust up to a total of 8,514,206 shares of Rainbow Media Group Class A tracking stock on the exchange date for the contracts, assuming the underwriters do not exercise their over-allotment option. The purchase price for the Rainbow Media Group Class A tracking stock under the prepaid forward contracts will be $
per share or $     in total, assuming the underwriters do not exercise their
over-allotment option. The trust will pay the counterparties the purchase price for the Rainbow Media Group Class A tracking stock on the date the Equity Trust Securities are issued.


     The counterparties will collateralize their obligations to deliver Rainbow Media Group Class A tracking stock to the trust on the exchange date by pledging tracking stock of Rainbow Media Group to the trust on the date the Equity Trust Securities are issued. During the term of the Equity Trust Securities, the counterparties will have the right to substitute U.S. treasury securities and certain other categories of securities as collateral for the pledged Rainbow Media Group Class A tracking stock.


     If the counterparties elect to extend the exchange date under their
contracts to       , 2005, the counterparties will collateralize their
obligation to pay interest accruing during the period beginning on       , 2004
and ending on the extended (or accelerated) exchange date by pledging U.S. treasury securities to the trust.

                  CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES


     For U.S. federal income tax purposes, the trust and owners of Equity Trust Securities agree to treat the owners of Equity Trust Securities as owning all of the beneficial interests in the U.S. treasury securities and the prepaid forward contracts held by the trust. In addition, the counterparties, the trust and owners of Equity Trust Securities agree to treat a portion of the amount invested by you as a payment made to satisfy your obligations under the prepaid forward contracts for the purchase of Rainbow Media Group Class A tracking stock on the exchange date. Under this treatment, if you are a U.S. individual or taxable entity, you generally will be required to pay taxes on only a relatively small portion of each quarterly cash distribution you receive from the trust, which will be ordinary income. If you hold the Equity Trust Securities until they mature, you will not be subject to tax on the receipt of Rainbow Media Group Class A tracking stock. If you sell your Equity Trust Securities or receive cash on the exchange date, you will have a capital gain or loss equal to the difference between your tax basis in the Equity Trust Securities and the cash you receive. In addition, it is possible that you will have a capital gain on a deemed exchange of a portion of your Equity Trust Securities during the term of the Equity Trust Securities. You should refer to the section "Certain United States Federal Income Tax Considerations" in this prospectus for more information.


                                  CABLEVISION

     A prospectus that describes Cablevision and the Rainbow Media Group Class A tracking stock that you may receive is attached to this prospectus. Cablevision is not affiliated with the trust, will not receive any of the proceeds from the sale of the Equity Trust Securities by the trust and will not have any obligation under the Equity Trust Securities or the prepaid forward contracts between the trust and the counterparties. The counterparties did not prepare, and are not responsible for, the Cablevision prospectus. The Cablevision prospectus is attached to this prospectus only for your convenience. The Cablevision prospectus is not part of this prospectus and is not incorporated by reference into this prospectus.

                   MANAGEMENT AND ADMINISTRATION OF THE TRUST

     The internal operations of the trust will be managed by three trustees; the trust will not have an investment advisor. The Bank of New York (or its successor) will act as trust administrator to carry out the day-to-day administration of the trust, and will also be the custodian for the trust assets, its paying agent, registrar and transfer agent for the Equity Trust Securities and the collateral agent for the counterparties' pledge of Rainbow Media Group Class A tracking stock or U.S. treasury securities to the trust. The Bank of New York will not have any other affiliation with the trust.

                               TERM OF THE TRUST

     The trust will terminate automatically on or shortly after the date on which the trust distributes to you the Rainbow Media Group Class A tracking stock or cash that the trust receives on the exchange date under its prepaid forward contracts with the counterparties. Under most circumstances, this will
be on or shortly after       , 2004 or       , 2005 if the counterparties have
elected to extend the exchange date under their contracts.

                                  RISK FACTORS

     - The trust will not dispose of its prepaid forward contracts for Rainbow Media Group Class A tracking stock during the term of the trust even if the value of Rainbow Media Group Class A tracking stock declines or Cablevision's financial condition changes for the worse.

     - During the term of the trust, Cablevision could start paying dividends that would provide investors in its stock with a higher yield than you will receive on the Equity Trust Securities.

     - You will bear the entire risk of declines in the value of the Rainbow Media Group Class A tracking stock between the pricing date for the Equity Trust Securities and the exchange date. The amount of Rainbow Media Group Class A tracking stock or cash that you will receive on or shortly after the exchange date is not fixed, but is based on the market price of Rainbow Media Group Class A tracking stock shortly before the exchange date. If the market price of Rainbow Media Group Class A tracking stock declines, the stock or cash that you receive will be less than what you paid for your Equity Trust Securities and you will lose money. If Cablevision becomes bankrupt or insolvent, you could lose everything you paid for your Equity Trust Securities.

     - You will have less opportunity for gains if the value of Rainbow Media Group Class A tracking stock increases than you would have if you purchased Rainbow Media Group Class A tracking stock directly. You will realize a gain only if the value of Rainbow Media Group Class A tracking
       stock increases by approximately   % between the closing date and the
       exchange date, and then you will only receive   % of the increase in the
       Rainbow Media Group Class A tracking stock price above that level.

     - Because the trust will determine the value of the Rainbow Media Group Class A tracking stock based on its average price for 20 trading days before the exchange date, the actual value of the stock or cash that you receive on or shortly after the exchange date may be less than the price of the stock on the exchange date.

     - Because the trust will own only U.S. treasury securities and the prepaid forward contracts, an investment in the Equity Trust Securities may be riskier than an investment in an investment company with more diversified assets.

     - The trading price of Rainbow Media Group Class A tracking stock will directly affect the trading price of the Equity Trust Securities in the secondary market. The trading price of Rainbow Media Group Class A tracking stock will be influenced by Cablevision's operating results and prospects, by economic, financial and other factors and by general market conditions.

     - You will not have any right to vote the Rainbow Media Group Class A tracking stock underlying the Equity Trust Securities, to receive dividends on that stock (if any are declared) or to act as an owner of the stock in any other way unless and until the counterparties deliver the stock to the trust under their prepaid forward contracts and the trust distributes the stock to you.

     - A bankruptcy of any of the counterparties could interfere with the timing of the delivery of shares or cash under the Equity Trust Securities and therefore could affect the amount you receive.

                                    LISTING


     The trust has applied to have the Equity Trust Securities approved for listing on the New York Stock Exchange under the symbol "RET". Rainbow Media Group Class A tracking stock is quoted on the New York Stock Exchange under the symbol "RMG". The last reported sale price of Rainbow Media Group Class A tracking stock on December 11, 2001 was $22.23 per share.

                               FEES AND EXPENSES

     Because the trust will use proceeds from the sale of the Equity Trust Securities to purchase the forward contracts from the counterparties, the counterparties have agreed in the underwriting agreement to pay to the
underwriters as compensation $     per Equity Trust Security. See
"Underwriting". Salomon Smith Barney Inc. will pay estimated organization costs of the trust in the aggregate amount of $11,000 and estimated costs of the trust in connection with the initial registration and public offering of the Equity Trust Securities in the aggregate amount of approximately $314,000 at the closing of this offering. In addition, Salomon Smith Barney Inc. will pay the Administrator, the Custodian, the Paying Agent and each Trustee at the closing of this offering a one-time, up-front amount in respect of their respective ongoing fees and, in the case of the Administrator, anticipated expenses of the trust (estimated to be $300,000 in the aggregate) over the term of the trust. Salomon Smith Barney Inc. has agreed to pay on-going expenses of the trust in excess of these estimated amounts and to reimburse the trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent. The counterparties will reimburse Salomon Smith Barney Inc. for certain expenses of the trust and reimbursements of indemnifications paid by it. See "Management and Administration of the Trust-Estimated Expenses".

     Regulations of the Securities and Exchange Commission require the presentation of trust expenses in the following format in order to assist investors in understanding the costs and expenses that an investor will bear directly or indirectly. Because the trust will not bear any ongoing fees or expenses, investors will not bear any direct expenses. The only expenses that an investor might be considered to bear indirectly are (a) the underwriters' compensation payable by the counterparties with respect to such investor's Equity Trust Securities and (b) the ongoing expenses of the trust (including fees of the Administrator, Custodian, Paying Agent and Trustees), estimated at $100,000 per year in the aggregate, which Salomon Smith Barney Inc. will pay at the closing of the offering.

Investor transaction expenses
  Sales Load (as a percentage of offering price)............    3%
                                                              ===
Annual Expenses
  Management Fees...........................................    0%
  Other Expenses (after reimbursement by the
     counterparties)*.......................................    0%
          Total Annual Expenses*............................    0%
                                                              ===

---------------

* Without this reimbursement, the trust's "total annual expenses" would be equal
  to approximately   % of the trust's average net assets.

     SEC REGULATIONS ALSO REQUIRE THAT CLOSED-END INVESTMENT COMPANIES PRESENT AN ILLUSTRATION OF CUMULATIVE EXPENSES (BOTH DIRECT AND INDIRECT) THAT AN INVESTOR WOULD BEAR. THE REGULATIONS REQUIRE THE ILLUSTRATION TO FACTOR IN THE APPLICABLE SALES LOAD AND TO ASSUME, IN ADDITION TO A 5% ANNUAL RETURN, THE REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE. INVESTORS SHOULD NOTE THAT THE ASSUMPTION OF A 5% ANNUAL RETURN DOES NOT ACCURATELY REFLECT THE FINANCIAL TERMS OF THE TRUST. SEE "INVESTMENT OBJECTIVES AND POLICIES -- TRUST ASSETS." ADDITIONALLY, THE TRUST DOES NOT PERMIT THE REINVESTMENT OF DISTRIBUTIONS.

                                                              1 YEAR   3 YEARS
                                                              ------   -------
You would pay the following expenses (i.e., the applicable
  sales load and allocable portion of ongoing expenses paid
  by Salomon Smith Barney Inc. and the counterparties) on a
  $1,000 investment, assuming a 5% annual return............   $         $

                                   THE TRUST

     Equity Securities Trust II is a newly organized Delaware business trust that is registered as a closed-end management investment company under the Investment Company Act. The trust was formed on October 30, 2001, pursuant to a Declaration of Trust, dated as of October 30, 2001. The term of the trust will
expire on or shortly after       , 2004 except that the trust may be dissolved
prior to such date under certain limited circumstances or extended under other circumstances. The address of the trust is Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19711 (telephone number: (302) 738-6680).

                                USE OF PROCEEDS

     On or shortly after the date on which it sells the Equity Trust Securities, the trust will use the proceeds of this offering to purchase a fixed portfolio comprised of a series of zero-coupon U.S. treasury securities maturing quarterly during the term of the trust and to pay the purchase price under each prepaid forward contract to the relevant counterparty.

                       INVESTMENT OBJECTIVES AND POLICIES

TRUST ASSETS

     The trust's investment objectives are to provide investors with a quarterly
distribution of $0.     per Equity Trust Security on each distribution date
during the term of the trust (representing the pro rata portion of the quarterly distributions in respect of the maturing U.S. treasury securities held by the
trust) and to provide investors, on       , 2004 or such later date not later
than       , 2005 as may be elected by the counterparties making a Rollover
Offering as described below (in each case, the "Exchange Date" under the prepaid forward contracts), a number of shares of Rainbow Media Group Class A tracking stock (the "Tracking Stock") at the Exchange Rate (as defined below) or, if the counterparties elect the Cash Delivery Option (as defined below), an amount in cash equal to the Exchange Price (as defined below) thereof. On or prior to the 30th Business Day prior to the Exchange Date, the counterparties will notify the trust if they intend to exercise the Cash Delivery Option, and the trust in turn will notify The Depository Trust Company and publish a notice in a daily newspaper of national circulation stating whether investors will receive shares of Tracking Stock or cash. See "-- The Forward Contracts -- General" below. "Business Day" means any day that is not a Saturday, a Sunday or a day on which the New York Stock Exchange ("NYSE") or banking institutions or trust companies in The City of New York are authorized or obligated by law or executive order to close.

     The "Exchange Rate" is equal to, subject to certain adjustments,

     (a)   if the Exchange Price (as defined below) is greater than $     (the
           "Threshold Appreciation Price"), 0.      shares of Tracking Stock per
           Equity Trust Security;

     (b) if the Exchange Price is less than or equal to the Threshold Appreciation Price but is greater than $ (the "Initial Price"), a fraction, equal to the Initial Price divided by the Exchange Price, of one share of Tracking Stock per Equity Trust Security; and

     (c) if the Exchange Price is less than or equal to the Initial Price, one share of Tracking Stock per Equity Trust Security.

     Accordingly, the value of the Tracking Stock to be received by investors (or, as discussed below, the cash equivalent to be received in lieu of such Tracking Stock) at the Exchange Date will not necessarily equal the Initial Price. The numbers of shares of Tracking Stock per Equity Trust Security specified in clauses (a), (b) and (c) of the definition of Exchange Rate are hereinafter referred to as the "Share Components". Any shares of Tracking Stock delivered by the trust to investors that are not affiliated with Cablevision will be free of any transfer restrictions and the investors will be responsible for the payment of all brokerage costs upon the subsequent sale of such shares. Investors otherwise entitled to receive fractional shares in respect of their aggregate holdings of Equity Trust Securities will receive cash in lieu thereof. See "-- Delivery of Tracking Stock and Reported Securities; No Fractional Shares of Tracking Stock or Reported Securities" below.

Notwithstanding the foregoing, (1) in the case of certain dilution events, the Exchange Rate will be subject to adjustment and (2) in the case of certain adjustment events, the consideration received by investors at the Exchange Date will be cash or Reported Securities (as defined below) or a combination thereof, rather than (or in addition to) shares of Tracking Stock. See "-- The Forward Contracts -- Dilution Adjustments" and "-- The Forward Contracts -- Adjustment Events" below.

     The trust has adopted a fundamental policy to invest at least 65% of its portfolio in the prepaid forward contracts. The prepaid forward contracts will
comprise approximately   % of the trust's initial assets. The trust has also
adopted a fundamental policy that the trust may not dispose of the prepaid forward contracts during the term of the trust and that the trust may not dispose of the U.S. treasury securities held by the trust prior to the earlier of their respective maturities and the termination of the trust except for the partial liquidation of such treasury securities following partial acceleration of the prepaid forward contracts as described below under "-- The Treasury Securities". These fundamental policies of the trust may not be changed without the vote of a "majority in interest" of the owners of the Equity Trust Securities. A "majority in interest" means the lesser of (a) 67% of the Equity Trust Securities represented at a meeting at which more than 50% of the outstanding Equity Trust Securities are represented and (B) more than 50% of the outstanding Equity Trust Securities.

     The "Exchange Price" under the prepaid forward contracts means the average Closing Price (as defined below) per share of Tracking Stock on the 20 Trading Days (as defined below) immediately prior to, but not including, the Exchange Date thereunder; provided, however, that if there are not 20 Trading Days for the Tracking Stock occurring later than the 60th calendar day immediately prior to, but not including, the Exchange Date, the Exchange Price will be the market value per share of the Tracking Stock as of the Exchange Date as determined by a nationally recognized independent investment banking firm that the Administrator retains for this purpose. The Exchange Price will be calculated in a different manner only if the seller carries out a Rollover Offering (as defined below), as described under "-- Rollover Offerings". The "Closing Price" of any security on any date of determination means:

     (1) the closing sale price (or, if no closing price is reported, the last reported sale price) of such security (regular way) on the NYSE on such date,

     (2) if such security is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which such security is so listed,

     (3) if such security is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market,

     (4) if such security is not so reported, the last quoted bid price for such security in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or

     (5) if such security is not so quoted, the average of the mid-point of the last bid and ask prices for such security from at least three nationally recognized investment banking firms that the Administrator selects for such purpose.

     A "Trading Day" is defined as a day on which the security the Closing Price of which is being determined (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security. For illustrative purposes only, the following chart shows the number of shares of Tracking Stock or the amount of cash that an investor would receive for each Equity Trust Security at various Exchange Prices. The chart assumes that there will be no adjustments to the Exchange Rate due to any of the events described under "-- The Forward
Contracts -- Dilution Adjustments" and "-- The Forward Contracts -- Adjustment Events" below and that the prepaid forward contracts will not be accelerated. There can be no assurance that the Exchange Price will be within the range set
forth below. Given the Initial Price of $     per Equity Trust Security and the
Threshold Appreciation Price of $     , an investor would receive
at the Exchange Date the following number of shares of Tracking Stock or amount of cash (if the counterparties exercise the Cash Delivery Option) per Equity Trust Security:

EXCHANGE PRICE OF   NUMBER OF SHARES OF
 TRACKING STOCK       TRACKING STOCK      AMOUNT OF CASH
-----------------   -------------------   --------------

     As the foregoing chart illustrates, if at the Exchange Date, the Exchange
Price is greater than $     , the trust will be obligated to deliver 0.
shares of Tracking Stock per Equity Trust Security, resulting in an investor
receiving only   % of the appreciation in market value above $  . If at the
Exchange Date, the Exchange Price is greater than $ and less than or equal to $ , the trust will be obligated to deliver only a fraction of a share of Tracking Stock having a value at the Exchange Price equal to $ , resulting in an investor receiving none of the appreciation in market value. If at the Exchange Date, the Exchange Price is less than or equal to $ , the trust will be obligated to deliver one share of Tracking Stock per Equity Trust Security, regardless of the market price of such share, resulting in an investor realizing the entire loss on the decline in market value of the Tracking Stock.

     The following table sets forth information regarding the distributions to be received on the U.S. treasury securities held by the trust, the portion of each year's distributions that will constitute a return of capital for U.S. federal income tax purposes and the amount of original issue discount accruing on such treasury securities with respect to an investor who acquires its Equity Trust Securities at the initial public offering price from the underwriters in the original offering. See "Certain United States Federal Income Tax Considerations".

                                                         ANNUAL GROSS                        ANNUAL INCLUSION OF
                                                      DISTRIBUTIONS FROM                       ORIGINAL ISSUE
                                   ANNUAL GROSS       TREASURY SECURITIES   ANNUAL RETURN    DISCOUNT IN INCOME
                                DISTRIBUTIONS FROM     PER EQUITY TRUST       PER EQUITY      PER EQUITY TRUST
                                TREASURY SECURITIES        SECURITY         TRUST SECURITY        SECURITY
                                -------------------   -------------------   --------------   -------------------
     .........................      $                       $                  $                   $
     .........................
     .........................
     .........................

     The trust will pay the annual distribution of $     per Equity Trust
Security quarterly on each       ,       ,       and       (or, if any such date
is not a Business Day, on the next succeeding Business Day), commencing       ,
2002. Quarterly distributions on the Equity Trust Securities will consist solely of the cash received from the U.S. treasury securities held by the trust. The trust will not be entitled to any dividends that may be declared on the Tracking Stock.

ENHANCED YIELD; LESS POTENTIAL FOR EQUITY APPRECIATION THAN TRACKING STOCK; NO DEPRECIATION PROTECTION

     The yield on the Equity Trust Securities is higher than the current dividend yield on the Tracking Stock, which currently does not pay dividends. However, there is no assurance that the yield on the Equity Trust Securities will be higher than the dividend yield on the Tracking Stock over the term of the trust. In addition, the opportunity for equity appreciation afforded by an investment in the Equity Trust Securities is less than the opportunity for equity appreciation afforded by a direct investment in the Tracking Stock because the value of the Tracking Stock to be received by owners of the Equity Trust Securities at the Exchange Date (the "Amount Receivable at the Exchange Date") will generally exceed the Initial Price only if the Exchange Price exceeds the Threshold Appreciation Price (which represents an appreciation of
approximately   % over the Initial Price) and because investors will be entitled
to receive at the Exchange Date only   % (the percentage equal to the Initial
Price divided by the Threshold Appreciation Price) of any appreciation of the

Moreover, Equity Trust Securities investors will bear the entire decline in value if the Exchange Price on the Exchange Date is less than the Initial Price. Additionally, because the Exchange Price is generally determined based on a 20 Trading Day average, the value of a share of Tracking Stock distributed on the Exchange Date may be more or less than the Exchange Price used to determine the Amount Receivable at the Exchange Date.

     A prospectus that describes Cablevision and the Tracking Stock that owners of Equity Trust Securities may receive is attached to this prospectus.

     Owners of Equity Trust Securities will not be entitled to any rights with respect to the Tracking Stock (including, without limitation, voting rights and rights to receive dividends or other distributions in respect thereof) unless and until such time, if any, as the counterparties deliver shares of Tracking Stock to the trust pursuant to the prepaid forward contracts and the trust has distributed such shares to the owners of the Equity Trust Securities.

     The Tracking Stock has been quoted on the NYSE under the symbol RMG since March 30, 2001. The following table sets forth, for the indicated periods, the high and low sales prices of the Tracking Stock, as reported on the NYSE, giving effect to Cablevision's stock splits. Cablevision has never paid cash dividends on the Tracking Stock and has stated that it does not anticipate paying cash dividends on the Tracking Stock in the foreseeable future. As of September 30, 2001, there were 994 record holders of the Tracking Stock. Cablevision's fiscal year end is December 31.


                                                               HIGH     LOW
                                                               ----     ---
YEAR ENDING DECEMBER 31, 2001:
First Quarter (as of March 30, 2001)........................  $26.00   $23.90
Second Quarter..............................................  $27.70   $19.00
Third Quarter...............................................  $28.00   $18.20
Fourth Quarter (through December 11, 2001)..................  $23.90   $19.50


     Cablevision is not affiliated with the trust, will not receive any of the proceeds from the sale of the Equity Trust Securities by the trust and will have no obligations with respect to the Equity Trust Securities or the prepaid forward contracts. This prospectus relates only to the Equity Trust Securities offered hereby and does not relate to Cablevision or the Tracking Stock. Cablevision has filed a registration statement with the SEC with respect to the shares of Tracking Stock that may be delivered to the trust by the counterparties, and by the trust to the owners of Equity Trust Securities, at the Exchange Date or upon earlier acceleration of the prepaid forward contracts. The prospectus of Cablevision constituting a part of such registration statement includes information relating to Cablevision and the Tracking Stock, including certain risk factors relevant to an investment in the Tracking Stock. The prospectus of Cablevision is being attached hereto and delivered to prospective purchasers of Equity Trust Securities together with this prospectus for convenience of reference only. The Cablevision prospectus is not part of this prospectus, and is not incorporated by reference into this prospectus. The counterparties did not prepare, and are not responsible for, the Cablevision prospectus.

THE FORWARD CONTRACTS

     General. The trust will enter into the prepaid forward contracts with the counterparties obligating each counterparty to deliver to the trust at the Exchange Date under its prepaid forward contract a number of shares of Tracking Stock equal to the initial number of shares of the Tracking Stock subject to that prepaid forward contract multiplied by the Exchange Rate. Subject to adjustment as described in "-- Dilution Adjustments" and "-- Adjustment Events" below, the Exchange Rate is equal to

     (1)  if the Exchange Price is greater than the Threshold Appreciation
          Price,       ;

     (2) if the Exchange Price is less than or equal to the Threshold Appreciation Price but greater than the Initial Price, the Initial Price divided by the Exchange Price; and

     (3)  if the Exchange Price is less than or equal to the Initial Price, one.

     The purchase price under each prepaid forward contract is equal to $   per
share of Tracking Stock and $   in total for both prepaid forward contracts
(assuming the underwriters do not exercise their over-allotment option) and is payable to the counterparties by the trust on the closing of this offering. The purchase price of the prepaid forward contracts was arrived at by arm's length negotiations between the trust and the counterparties taking into consideration factors including the price, expected dividend level and volatility of the Tracking Stock, current interest rates, the term of the prepaid forward contracts, current market volatility generally, the collateral pledged by the counterparties to collateralize their obligations under their respective prepaid forward contracts, the value of other similar instruments and the costs and anticipated proceeds of the offering of the Equity Trust Securities. All matters relating to the administration of the prepaid forward contracts will be the responsibility of either the trust's Administrator or its Custodian.

     The counterparties may, at their option, deliver cash in lieu of delivering all, but not less than all, of the shares of Tracking Stock otherwise deliverable by them on the Exchange Date (the "Cash Delivery Option"). The amount of cash deliverable by the counterparties upon exercise of the Cash Delivery Option will be equal to the product of the number of shares of Tracking Stock otherwise deliverable by the counterparties on the Exchange Date multiplied by the Exchange Price. On or prior to the 30th Business Day prior to the Exchange Date, the counterparties will notify the trust concerning their exercise of the Cash Delivery Option, and the trust in turn will notify the Depository Trust Company and publish a notice in a daily newspaper of national circulation stating whether the owners of Equity Trust Securities will receive shares of Tracking Stock or cash.

     Extension and Acceleration of the Exchange Date at the Option of Counterparties. If the counterparties elect the Cash Delivery Option and intend to make a Rollover Offering (as defined below), the counterparties may extend the Exchange Date under all, but not less than all, of the prepaid forward
contracts to       , 2005 . If the counterparties extend the Exchange Date, they will not be required to deliver the cash value of the Tracking Stock under the
prepaid forward contracts until       , 2005. However, once the counterparties
extend the Exchange Date, the counterparties can then accelerate the Exchange Date under all, but not less than all, of the prepaid forward contracts to any
date between       , 2004 and       , 2005 if such acceleration is to occur in
connection with the consummation of a Rollover Offering.

     If the counterparties extend the Exchange Date under the prepaid forward contracts in connection with a Rollover Offering, the counterparties must also deliver to the trust an additional amount of cash on the extended or accelerated Exchange Date to be distributed as an additional distribution to the holders of the Equity Trust Securities in respect of the period between the originally scheduled Exchange Date and the Exchange Date as so extended or accelerated. In addition, the counterparties will be required to pledge U.S. treasury securities or other Cash Equivalents (as defined below) to collateralize their obligation to deliver cash for this additional distribution. See "-- Collateral Requirements of the Forward Contracts; Acceleration". The amount of the additional distribution that would be paid on the Equity Trust Securities would be equal to a portion of the regular quarterly distribution on the Equity Trust Securities pro-rated to reflect the number of days by which the Exchange Date is extended or accelerated. For example, if the Exchange Date under the prepaid
forward contracts is extended to       , 2005 and then accelerated to       ,
2005 (i.e., two-thirds of the time between       , 2004 and       , 2005), the
additional distribution would be equal to two-thirds of the regular quarterly distribution. If the counterparties extend or accelerate the Exchange Date under the prepaid forward contracts, the trust will receive the cash payable as an additional distribution to the holders of Equity Trust Securities within five Business Day after the extended or accelerated Exchange Date, and the amount of cash will be calculated as of the extended or accelerated Exchange Date.

     Rollover Offerings. The counterparties have the option to deliver cash instead of all, but not less than all, of the Tracking Stock on the Exchange Date (whether or not extended) by completing a Rollover Offering to refinance the Equity Trust Securities.

     The term "Rollover Offering" means a reoffering or refinancing of the
Equity Trust Securities effected by the counterparties not earlier than       ,
      by means of a completed public offering or offerings or another similar offering (which may include one or more exchange offers), by or on behalf of the counterparties. If the counterparties consummate a Rollover Offering, the "Exchange Price" will be the Closing Price per share of the Tracking Stock on the Trading Day immediately preceding the date that the Rollover Offering is priced (the "Pricing Date") or, if the Rollover Offering is priced after 4:00 p.m. New York City time, on the Pricing Date, the Closing Price per share on the Pricing Date.

     If the counterparties carry out a Rollover Offering that is consummated on or before the extended Exchange Date, the cash payable by the counterparties under the prepaid forward contracts will be delivered to the trust within five Business Days after the Exchange Date (which may be extended and accelerated as described above) instead of on the Exchange Date itself. Accordingly, owners of the Equity Trust Securities may not receive the cash deliverable in exchange for the Equity Trust Securities until the fifth Business Day after the Exchange Date.

     If the counterparties extend the Exchange Date but fail to complete a
Rollover Offering prior to       , the extended Exchange Date will be       and
the Exchange Price will be calculated as set forth under "-- Trust Assets" above
using       as the Exchange Date.

     The trust will notify the owners of the Equity Trust Securities (1) if the counterparties elect to settle with cash in connection with a Rollover Offering, not less than 30 days nor more than 90 days prior to the Exchange Date, (2) if the counterparties elect to extend the Exchange Date in connection with a Rollover Offering, not less than 30 days or more than 90 days prior to the Exchange Date as in effect when the election is made and (3) if the counterparties accelerate the Exchange Date in connection with a Rollover Offering, not later than 10:00 a.m. New York City time on the accelerated Exchange Date.

     Dilution Adjustments.  The Exchange Rate is subject to adjustment if
Cablevision:

     (1) pays a stock dividend or makes a distribution, in either case, with respect to the Tracking Stock in shares of such stock,

     (2) subdivides or splits its outstanding shares of Tracking Stock into a greater number of shares,

     (3) combines its outstanding shares of Tracking Stock into a smaller number of shares,

     (4) issues by reclassification (other than a reclassification pursuant to clause (2), (3), (4) or (5) of the definition of Adjustment Event below) of its shares of Tracking Stock any other equity securities of Cablevision,

     (5) issues rights or warrants (other than rights to purchase Tracking Stock pursuant to a plan for the reinvestment of dividends or interest) to all holders of Tracking Stock entitling them to subscribe for or purchase shares of Tracking Stock at a price per share less than the Market Price (as defined below) of the Tracking Stock on the Business Day next following the record date for the determination of holders of Tracking Stock entitled to receive such rights or warrants.

     In the case of the events referred to in clauses (1), (2), (3) and (4) above, the Exchange Rate will be adjusted by adjusting each of the Share Components of the Exchange Rate in effect immediately prior to such event so that the trust will be entitled under the prepaid forward contracts to receive at the Exchange Date the number of shares of Tracking Stock (or, in the case of a reclassification referred to in clause (4) above, the number of other equity securities of Cablevision issued pursuant thereto) which it would have owned or been entitled to receive immediately following such event had the Exchange Date occurred immediately prior to such event or any record date with respect thereto.

     In the case of the event referred to in clause (5) above, the Exchange Rate will be adjusted by multiplying each of the Share Components of the Exchange Rate in effect on the record date for the issuance of the rights or warrants referred to in clause (5) above, by a fraction. The numerator of this fraction is

     (A) the number of shares of Tracking Stock outstanding on the record date for the issuance of such rights or warrants, plus

     (B) the number of additional shares of Tracking Stock offered for subscription or purchase pursuant to such rights or warrants.

     The denominator of this fraction is

     (x) the number of shares of Tracking Stock outstanding on the record date for the issuance of such rights or warrants, plus

     (y)  the number specified in clause (B) above multiplied by the quotient of

        (I)   the exercise price of such rights or warrants divided by

        (II) the Market Price of the Tracking Stock on the Business Day next following the record date for the determination of holders of Tracking Stock entitled to receive such rights or warrants.

     To the extent that such rights or warrants expire prior to the Exchange Date and shares of Tracking Stock are not delivered pursuant to such rights or warrants prior to such expiration, the Exchange Rate will be readjusted to the Exchange Rate which would then be in effect had such adjustments for the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Tracking Stock actually delivered pursuant to such rights or warrants. For purposes of this paragraph, dividends will be deemed to be paid as of the record date for such dividend.

     "Market Price" means, as of any date of determination, the average Closing Price per share of Tracking Stock on the 20 Trading Days immediately prior to, but not including, the date of determination; provided, however, that if there are not 20 Trading Days for the Tracking Stock occurring later than the 60th calendar day immediately prior to, but not including, such date, the Market Price will be determined as the market value per share of Tracking Stock as of such date as determined by a nationally recognized investment banking firm that the Administrator retains for such purpose.

     All adjustments to the Exchange Rate will be calculated to the nearest 1/10,000th of a share of Tracking Stock (or, if there is not a nearest 1/10,000th of a share, to the next higher 1/10,000th of a share). No adjustment in the Exchange Rate will be made unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of the foregoing are not required to be made will be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Exchange Rate pursuant to clauses (1), (2), (3),
(4), or (5) above, an adjustment will also be made to the Exchange Price as such term is used throughout the definition of Exchange Rate. The required adjustment to the Exchange Price will be made at the Exchange Date by multiplying the Exchange Price by the cumulative number or fraction determined pursuant to the Exchange Rate adjustment procedure described above. In the case of the reclassification of any shares of Tracking Stock into any equity securities of Cablevision other than the Tracking Stock, such equity securities will be deemed shares of Tracking Stock for all purposes. Each such adjustment to the Exchange Rate and the Exchange Price will be made successively.

     Adjustment Events. Each of the following events are called "Adjustment Events":

     (1) any dividend or distribution by Cablevision to all holders of Tracking Stock of evidences of its indebtedness or other assets (excluding any dividends or distributions referred to in clause (1) of the first paragraph under the caption "-- Dilution Adjustments" above, any equity securities issued pursuant to a reclassification referred to in clause (4) of such paragraph and any Ordinary Cash Dividends (as defined below)) or any issuance by Cablevision to all holders of Tracking Stock of rights or warrants to subscribe for or purchase any of its securities (other than rights or warrants referred to in clause
          (5) of the first paragraph under the caption "-- Dilution Adjustments" above),

     (2) any consolidation or merger of Cablevision with or into another entity (other than a merger or consolidation in which Cablevision is the continuing corporation and in which the Tracking Stock outstanding immediately prior to the merger or consolidation is not exchanged for cash, securities or other property of Cablevision or another corporation),

     (3) any sale, transfer, lease or conveyance to another corporation of the property of Cablevision as an entirety or substantially as an entirety,

     (4) any statutory exchange of securities of Cablevision with another corporation (other than in connection with a merger or acquisition), and

     (5)  any liquidation, dissolution or winding up of Cablevision.

     After the occurrence of any Adjustment Event, each counterparty will deliver at the Exchange Date, in lieu of or (in the case of an Adjustment Event described in clause (1) above) in addition to, shares of Tracking Stock as described above, cash in an amount equal to:

     (A)  if the Exchange Price is greater than the Threshold Appreciation
          Price, 0.   multiplied by the Transaction Value (as defined below);

     (B) if the Exchange Price is less than or equal to the Threshold Appreciation Price but greater than the Initial Price, the product of
          (x) the Initial Price divided by the Exchange Price multiplied by (y) the Transaction Value; and

     (C) if the Exchange Price is less than or equal to the Initial Price, the Transaction Value;

provided, however, that if the consideration received by holders of Tracking Stock in such Adjustment Event does not and may not at the option of such holders include Reported Securities (as defined below), then (except in the case of an Adjustment Event solely of the type described in (1) above) (a) each counterparty's delivery obligations under its prepaid forward contract will be accelerated and promptly upon consummation of the Adjustment Event each counterparty will be required to deliver cash in an amount equal to (x) if the Transaction Value is greater than the Threshold Appreciation Price, 0. multiplied by the Transaction Value, (y) if the Transaction Value is less than or equal to the Threshold Appreciation Price but greater than Initial Price, the Initial Price, and (z) if the Transaction Value is less than or equal to the Initial Price, the Transaction Value; (b) the Custodian will liquidate the U.S. treasury securities acquired by the trust at closing and then held by the trust; and (c) the amount delivered by the counterparties as described in (a) above and the proceeds of such liquidation will be distributed to the owners of the Equity Trust Securities.

     If the consideration received by holders of Tracking Stock in an Adjustment Event includes Reported Securities and consideration other than Reported Securities, and, in the case of an Adjustment Event described in (2), (3) or (4) of the definition of that term, the Transaction Value of the consideration other than Reported Securities comprises 25% or more of the aggregate Transaction Value for such Adjustment Event, then (a) each counterparty's delivery obligations under its prepaid forward contract will be accelerated to the extent that the value of the consideration received in such Adjustment Event does not derive from Reported Securities and promptly upon consummation of the Adjustment Event each counterparty will be required to deliver cash in an amount equal to
(x) if the Transaction Value is greater than the Threshold Appreciation Price,
0. multiplied by (i) the Transaction Value and (ii) the percentage of the value of the consideration received in connection with the Adjustment Event that does not derive from Reported Securities, (y) if the Transaction Value is less than or equal to the Threshold Appreciation Price but greater than the Initial Price, the Initial Price multiplied by the percentage of the value of the consideration received in connection with the Adjustment Event that does not derive from Reported Securities, and (z) if the Transaction Value is less than or equal to the Initial Price, the Transaction Value multiplied by the percentage of the value of the consideration received in connection with the Adjustment Event that does not derive from Reported Securities; (b) the Custodian will liquidate an amount of the U.S. treasury securities then held by the trust, based on the face value of such U.S. treasury securities, equal to the percentage of the value of the consideration received in connection with the Adjustment Event that does not derive from Reported Securities; and (c) the amount delivered by each counterparty as described in (a) above and the proceeds of the liquidation of the U.S. treasury securities described in (b) above will be distributed to the owners of the Equity Trust Securities. Any liquidation of U.S. treasury securities in connection with a partial acceleration will reduce the amount of each quarterly distribution to Equity Trust Securities holders for the remaining term of the trust.

     Following an Adjustment Event, the Exchange Price, as such term is used in the formula in the preceding paragraphs and throughout the definition of Exchange Rate, will be deemed to equal (A) if shares of Tracking Stock are outstanding at the Exchange Date, the Exchange Price of the Tracking Stock, as adjusted pursuant to the method described above under "-- Dilution Adjustments," otherwise zero, plus (B) the Transaction Value.

     Notwithstanding the foregoing, with respect to any securities received by holders of Tracking Stock in an Adjustment Event that

     (1)  are

        (a)  listed on a United States national securities exchange,

        (b) reported on a United States national securities system subject to last sale reporting,

        (c) traded in the over-the-counter market and reported on the National Quotation Bureau or similar organization, or

        (d) for which bid and ask prices are available from at least three nationally recognized investment banking firms, and

     (2) are either (x) perpetual equity securities or (y) non-perpetual equity or debt securities with a stated maturity after the Exchange Date of the Equity Trust Securities;

("Reported Securities"), each counterparty will, in lieu of delivering cash in respect of such Reported Securities received in an Adjustment Event, deliver a number of such Reported Securities with a value equal to all cash amounts that would otherwise be deliverable in respect of Reported Securities received in such Adjustment Event, as determined in accordance with clause (2) of the definition of Transaction Value, unless the counterparties have made an election to exercise the Cash Delivery Option or such Reported Securities have not yet been delivered to the holders entitled thereto following such Adjustment Event or any record date with respect thereto. If a counterparty delivers any Reported Securities, upon distribution thereof by the trust to owners of Equity Trust Securities, each owner of an Equity Trust Security will be responsible for the payment of any and all brokerage and other transaction costs upon the sale of such Reported Securities. If, following any Adjustment Event, any Reported Security ceases to qualify as a Reported Security, then (x) the counterparties will not deliver such Reported Security but instead will deliver an equivalent amount of cash and (y) notwithstanding clause (2) of the definition of Transaction Value, the Transaction Value of such Reported Security will mean the fair market value of such Reported Security on the date such security ceases to qualify as a Reported Security, as determined by a nationally recognized investment banking firm that the Administrator retains for this purpose.

     Because each Equity Trust Security represents the right of the owner of the Equity Trust Security to receive a pro rata portion of the Tracking Stock or other assets delivered by the counterparties pursuant to the prepaid forward contracts, the amount of cash and/or the kind and number of securities which the owners of Equity Trust Securities are entitled to receive after an Adjustment Event will be adjusted following the date of such Adjustment Event in the same manner and upon the occurrence of the same type of events as described under the captions "-- Dilution Adjustments" and "-- Adjustment Events" with respect to Tracking Stock and Cablevision.

     For purposes of the foregoing, the term "Ordinary Cash Dividend" means, with respect to any consecutive 365-day period, any dividend with respect to the Tracking Stock paid in cash to the extent that the amount of such dividend, together with the total amount of all other dividends on the Tracking Stock paid in cash during such 365-day period, does not exceed on a per share basis 10% of the average of the Closing Prices of the Tracking Stock over such 365-day period.

     The term "Transaction Value" means

     (1) for any cash received in any Adjustment Event, the amount of cash received per share of Tracking Stock,

     (2) for any Reported Securities received in any Adjustment Event, an amount equal to (x) the average Closing Price per unit of such Reported Securities on the 20 Trading Days immediately prior to, but not including, the Exchange Date (except in the case of a Rollover Offering, in which case the Closing Price on the Trading Day immediately preceding the Pricing Date or, if the Rollover Offering is priced after 4:00 p.m. New York City time on the Pricing Date, the Closing Price on the Pricing Date shall be used for purposes of this clause (2)(x)) multiplied by (y) the number of such Reported Securities (as adjusted pursuant to the methods described above under "-- Dilution Adjustments" and "-- Adjustment Events") received per share of Tracking Stock, and

     (3) for any property received in any Adjustment Event other than cash or such Reported Securities, an amount equal to the fair market value of the property received per share of Tracking Stock on the date such property is received, as determined by a nationally recognized investment banking firm that the Administrator retains for this purpose;

     provided, however, that in the case of clause (2),

     (x) with respect to securities that are Reported Securities by virtue of only clause (1)(d) of the definition of Reported Securities above, Transaction Value with respect to any such Reported Security means the average of the mid-point of the last bid and ask prices for such Reported Security as of the Exchange Date from each of at least three nationally recognized investment banking firms that the Administrator retains for such purpose multiplied by the number of such Reported Securities (as adjusted pursuant to the methods described above under "-- Dilution Adjustments" and "-- Adjustment Events") received per share of Tracking Stock, and

     (y) with respect to all other Reported Securities, if there are not 20 Trading Days for any particular Reported Security occurring after the 60th calendar day immediately prior to, but not including, the Exchange Date, Transaction Value with respect to such Reported Security means the market value per security of such Reported Security as of the Exchange Date as determined by a nationally recognized investment banking firm that the Administrator retains for such purpose multiplied by the number of such Reported Securities (as adjusted pursuant to the methods described above under "-- Dilution Adjustments" and "-- Adjustment Events") received per share of Tracking Stock.

     For purposes of calculating the Transaction Value, any cash, Reported Securities or other property receivable in an Adjustment Event will be deemed to have been received immediately prior to the close of business on the record date for such Adjustment Event or, if there is no record date for such Adjustment Event, immediately prior to the close of business on the effective date of such Adjustment Event.

     No adjustments will be made for certain other events, such as offerings of Tracking Stock by Cablevision for cash or in connection with acquisitions. Likewise, no adjustments will be made for any sales of Tracking Stock by the counterparties.

     Each counterparty is required under its prepaid forward contract to notify the trust promptly upon becoming aware that an event requiring an adjustment to the Exchange Rate or which is an Adjustment Event is pending or has occurred. The trust will, within ten Business Days following the occurrence of an event that requires an adjustment to the Exchange Rate or the occurrence of an Adjustment Event (or, in either case, if the trust is not aware of such occurrence, as soon as practicable after becoming so aware), notify each owner of an Equity Trust Security in writing of the occurrence of such event including a statement in reasonable detail setting forth the method by which the adjustment to the Exchange Rate or change in the consideration to be received by owners of Equity Trust Securities following the Adjustment Event was determined and setting forth the revised Exchange Rate or consideration, as the case may be. However, for any adjustment to the Exchange Price, this notice will only disclose the factor by which the Exchange Price is to be multiplied in order to determine which clause of the Exchange Rate definition will apply at the Exchange Date.

     Collateral Requirements of the Forward Contracts; Acceleration. Each counterparty's obligations under its prepaid forward contract will be collateralized by a pledge of one share of Tracking Stock for each share of Tracking Stock subject to its prepaid forward contract (subject to adjustment in accordance with the dilution provisions of its prepaid forward contract), pursuant to a Collateral Agreement among the counterparty, the trust and The Bank of New York, as collateral agent (the "Collateral Agent"). In addition, the obligation of any counterparty to pay an additional amount in connection with the extension or acceleration of the Exchange Date will be collateralized by a pledge of U.S. treasury securities or other Cash Equivalents (as defined below).

     Unless they are in default of their obligations under their respective Collateral Agreement, the counterparties under each of the prepaid forward contracts will be permitted to substitute for the pledged shares of Tracking Stock collateral consisting of short-term, direct obligations of the U.S. Government or other Cash Equivalents. Any U.S. Government obligations or other Cash Equivalents pledged as substitute collateral for shares of Tracking Stock must have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of not less than 150% (or, from and after any Insufficiency Determination (as defined below) that is not cured by the close of business on the next Business Day thereafter, as described below, 200%) of the product of the market price of the Tracking Stock at the time of each valuation times the number of shares of Tracking Stock for which such obligations are being substituted. Each of the Collateral Agreements provides that, after an Adjustment Event, the relevant counterparty will pledge as alternative collateral any Reported Securities, and cash in an amount at least equal to the Transaction Value of any consideration other than Reported Securities (less the amount of any cash paid to the trust in connection with a partial acceleration of the relevant forward contract), received by it in respect of the maximum number of shares of Tracking Stock subject to its prepaid forward contract at the time of the Adjustment Event. The number of Reported Securities required to be pledged will be adjusted if any event requiring a dilution adjustment under the prepaid forward contract occurs. The counterparties will be permitted to substitute U.S. Government obligations or other Cash Equivalents for Reported Securities. Any U.S. Government obligations or other Cash Equivalents so substituted must have an aggregate market value at the time of substitution and at daily mark-to-market valuations thereafter of, in the case of obligations substituted for pledged Reported Securities, not less than 150% (or, from and after any Insufficiency Determination that is not cured by the close of business on the next Business Day thereafter, as described below, 200%) of the product of the market price per security of Reported Securities at the time of each valuation times the number of Reported Securities for which such obligations are being substituted.

     "Cash Equivalents" means (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (iii) certificates of deposit with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank having capital and surplus in excess of $500 million and a Thompson Bank Watch Rating of "B" or better, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (ii) above entered into with any financial institution meeting the qualifications specified in clause
(iii) above, (v) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Ratings Group and in each case maturing within six months after the date of acquisition and (vi) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (i)-(v) of this definition.

     The Collateral Agent will promptly pay over to the relevant counterparty any dividends, interest, principal or other payments received by the Collateral Agent in respect of any collateral, including any substitute collateral, unless the counterparty is in default of its obligations under its Collateral Agreement, or unless the payment of such amount to the counterparty would cause the counterparty's collateral to become insufficient under its Collateral Agreement.

     If the Collateral Agent reasonably determines (an "Insufficiency Determination") that U.S. Government obligations or other Cash Equivalents pledged by a counterparty as substitute collateral fail to meet the foregoing requirements at any valuation, or that a counterparty has failed to pledge additional collateral required as a result of a dilution adjustment increasing the maximum number of shares of Tracking Stock or Reported Securities subject to its prepaid forward contract, and such failure is not cured by the close of business on the next Business Day after such determination, then, unless a Collateral Event of Default (as defined below) under the Collateral Agreement has occurred and is continuing, the Collateral Agent will commence (1) sales of the collateral pledged under the Collateral Agreement consisting of U.S. Government obligations or other Cash Equivalents and (2) purchases, using the proceeds of such sales, of shares of Tracking Stock or Reported Securities in an amount sufficient to cause the collateral to meet the requirements under the Collateral Agreement. The Collateral Agent will discontinue such sales and purchases if at any time a Collateral Event of Default under the Collateral Agreement has occurred and is continuing.

     The occurrence of a Collateral Event of Default under any counterparty's Collateral Agreement, or the bankruptcy or insolvency of a counterparty, will cause an automatic acceleration of each counterparty's obligations under its respective prepaid forward contract. However, the obligations of each counterparty under its prepaid forward contract will be obligations solely of that counterparty and not of any other counterparty. A "Collateral Event of Default" under a Collateral Agreement means, at any time,

     (A) if no U.S. Government obligations or other Cash Equivalents are pledged as substitute collateral at such time, failure of the collateral to consist of at least the maximum number of shares of Tracking Stock subject to the relevant counterparty's prepaid forward contract at such time (or, if an Adjustment Event has occurred at or prior to such time, failure of the collateral to include and the maximum number of any Reported Securities required to be pledged by that counterparty as described above);

     (B) if any U.S. Government obligations or other Cash Equivalents are pledged as substitute collateral for shares of Tracking Stock (or Reported Securities) under the Collateral Agreement at such time, failure of such U.S. Government obligations or other Cash Equivalents to have a market value at such time of at least 105% of the market price of the Tracking Stock (or the then-current market price per unit of Reported Securities, as the case may be) times the difference between

           (x) the maximum number of shares of Tracking Stock (or Reported Securities) subject to the relevant counterparty's prepaid forward contract at such time, and

           (y) the number of shares of Tracking Stock (or Reported Securities) pledged as collateral by the relevant counterparty at such time; and

     (C) if any U.S. Government obligations or other Cash Equivalents are pledged as substitute collateral for any cash under the Collateral Agreement at such time, failure of such U.S. Government obligations or other Cash Equivalents to have a market value at such time of at least 105% of such cash, if such failure is not cured within one Business Day after notice thereof is delivered to the relevant counterparty.

     Except as described below, upon acceleration of any counterparty's prepaid forward contract, the Collateral Agent will to the extent permitted by law distribute to the trust for distribution pro rata to the investors the maximum number of shares of Tracking Stock subject to such prepaid forward contract, in the form of the shares of Tracking Stock then pledged by that counterparty, or cash generated from the liquidation of U.S. Government obligations or other Cash Equivalents then pledged by that counterparty, or a combination thereof (or, after an Adjustment Event, in the form of Reported Securities then pledged, cash generated from the liquidation of U.S. Government obligations or other Cash Equivalents then pledged, or a combination thereof). In addition, if by the Exchange Date any substitute collateral has not been replaced by shares of Tracking Stock (or, after an Adjustment Event, Reported Securities) sufficient to meet the obligations under a counterparty's prepaid forward contract, the Collateral Agent will distribute to the trust for distribution pro rata to the investors the market value of the shares of Tracking Stock required to be delivered thereunder, in the form of any shares of Tracking Stock then pledged by that counterparty plus cash generated from the liquidation of U.S. Government obligations or other Cash Equivalents then pledged by that counterparty (or, after an Adjustment Event, the market value of the alternative consideration required to be delivered thereunder, in the form of any Reported Securities then pledged, plus cash generated from the liquidation of U.S. Government obligations or other Cash Equivalents then pledged).

     If upon acceleration of any counterparty's prepaid forward contract, that counterparty is subject to a bankruptcy or similar proceeding, the Collateral Agent will to the extent permitted by law distribute to the trust for distribution pro rata to the investors a number of shares of Tracking Stock, in the form of the shares of Tracking Stock then pledged by that counterparty, or cash generated from the liquidation of U.S. Government obligations or other Cash Equivalents then pledged by that counterparty, or a combination thereof (or, after an Adjustment Event, in the form of Reported Securities then pledged, cash generated from the liquidation of U.S. Government obligations or other Cash Equivalents then pledged, or a combination thereof), with an aggregate value equal to the "Acceleration Value." The Administrator will determine the Acceleration Value on the basis of quotations from independent dealers. Each quotation will be for an amount that would be paid to the relevant dealer in consideration of an agreement that would have the effect of preserving the trust's rights to receive the number of shares of Tracking Stock (or, after an Adjustment Event, Reported Securities) subject to the relevant counterparty's prepaid forward contract on the Exchange Date. The Administrator will request quotations from four nationally recognized independent dealers on or as soon as reasonably practicable following the date of acceleration. If four quotations are provided, the Acceleration Value will be the arithmetic mean of the two quotations remaining after disregarding the highest and lowest quotations. If two or three quotations are provided, the Acceleration Value will be the arithmetic mean of such quotations. If one quotation is provided, the Acceleration Value will be such quotation. If no quotations are provided, the Acceleration Value will be the aggregate value of the number of shares of Tracking Stock (or, after an Adjustment Event, Reported Securities) that would be required to be delivered under the relevant counterparty's prepaid forward contract on the date of acceleration if the Exchange Date were redefined to be the date of acceleration.

     Description of the Counterparties. Specific information on the holdings of the counterparties, as required by the Securities Act of 1933, as amended (the "Securities Act"), is included in the prospectus of Cablevision attached hereto.

THE U.S. TREASURY SECURITIES

     The trust will purchase and hold a series of zero-coupon ("stripped") U.S. treasury securities with such face amounts and maturities as will provide
investors with a quarterly distribution of $0.   per Equity Trust Security on
each Distribution Date during the term of the trust. The trust may invest up to 35% of its total assets in these treasury securities. If any prepaid forward contract is partially accelerated pursuant to an Adjustment Event in connection with which holders of Tracking Stock receive both Reported Securities and (subject to the limitation described above) consideration other than Reported Securities, the Administrator will liquidate an amount of the U.S. treasury securities then held in the trust proportionate to the percentage of consideration received in such Adjustment event that does not consist of Reported Securities and will distribute the proceeds thereof pro rata to investors, together with proceeds from the partial acceleration of the prepaid forward contract. See "-- The Forward Contracts -- Collateral Requirements of the Forward Contracts; Acceleration" above and "-- Trust Termination" below.

     If the counterparties extend the Exchange Date under their prepaid forward contracts, they will be required to pledge U.S. treasury securities to the trust as collateral collateralizing their obligation to pay the additional amount described above under "-- The Forward Contracts -- Extension and Acceleration of the Exchange Date at the Option of the Counterparties."

TEMPORARY INVESTMENTS

     For cash management purposes, the trust may invest the proceeds of the U.S. treasury securities held by the trust and any other cash held by the trust in short-term obligations of the U.S. Government maturing no later than the Business Day preceding the next distribution date.

TRUST TERMINATION

     The trust will terminate automatically on or shortly after the Exchange Date or following the distribution of all trust assets to investors, if earlier.

     If all of the prepaid forward contracts are accelerated, the Administrator will liquidate any U.S. treasury securities then held by the trust and will distribute the proceeds thereof pro rata to the investors, together with all shares of Tracking Stock subject to the prepaid forward contracts that are pledged by the counterparties, or cash generated from the liquidation of U.S. Government obligations then pledged by the counterparties, or a combination thereof (or, after an Adjustment Event, in the form of Reported Securities then pledged, cash generated from the liquidation of U.S. Government obligations then pledged, or a combination thereof) or in certain cases, the Acceleration Value of the prepaid forward contracts. After this distribution, the term of the trust will expire. See "-- The Forward Contracts -- Collateral Requirements of the Forward Contracts; Acceleration".

DELIVERY OF TRACKING STOCK AND REPORTED SECURITIES; NO FRACTIONAL SHARES OF TRACKING STOCK OR REPORTED SECURITIES

     The Tracking Stock and Reported Securities delivered under the prepaid forward contracts at the Exchange Date are expected to be distributed by the trust to the investors pro rata shortly after the Exchange Date, except that no fractional shares of Tracking Stock or Reported Securities will be distributed. If more than one Equity Trust Security is surrendered at one time by the same investor, the number of full shares of Tracking Stock or Reported Securities to be delivered upon termination of the trust will be computed on the basis of the total number of Equity Trust Securities so surrendered at the Exchange Date. Instead of delivering any fractional share or security, the trust will sell a number of shares or securities equal to the total of all fractional shares or securities that would otherwise be delivered to investors of all Equity Trust Securities, and each such investor will be entitled to receive an amount in cash equal to the pro rata portion of the proceeds of such sale (which may be at a price lower than the Exchange Price).

                            INVESTMENT RESTRICTIONS

     The trust has adopted a fundamental policy that the trust may not purchase any securities or instruments other than the U.S. treasury securities, the prepaid forward contracts and the Tracking Stock or other assets received pursuant to the prepaid forward contracts and, for cash management purposes, short-term obligations of the U.S. Government; issue any securities or instruments except for the Equity Trust Securities; make short sales or purchase securities on margin; write put or call options; borrow money; underwrite securities; purchase or sell real estate, commodities or commodities contracts; or make loans. The trust has also adopted a fundamental policy that the trust may not dispose of the prepaid forward contracts during the term of the trust and, except for a partial liquidation of U.S. treasury securities following partial acceleration of any prepaid forward contract as described above under "Investment Objectives and Policies -- The U.S. Treasury Securities", the trust may not dispose of the U.S. treasury securities prior to the earlier of their respective maturities and the termination of the trust.

                    RISK FACTORS FOR EQUITY TRUST SECURITIES

     The Equity Trust Securities may trade at widely different prices before maturity depending upon factors such as changes in the market price of the Tracking Stock and other events that the trust cannot predict and are beyond the trust's control. The text describes this in more detail below.

INTERNAL MANAGEMENT; NO PORTFOLIO MANAGEMENT

     The internal operations of the trust will be managed by its trustees; the trust will not have any separate investment advisor. The trust has adopted a fundamental policy that the trust may not dispose of any of the prepaid forward contracts during the term of the trust and the trust may not dispose of the U.S. treasury securities held by the trust prior to the earlier of their maturities and the termination of the trust except for a partial liquidation of U.S. treasury securities following partial acceleration of the prepaid forward contracts. As a result, the trust will continue to hold the prepaid forward contracts even if there is a significant decline in the market price of the Tracking Stock or adverse changes in the financial condition of Cablevision (or, after an Adjustment Event, comparable developments affecting any Reported Securities or the issuer of such securities). The trust will not be managed like a typical closed-end investment company.

COMPARISON TO OTHER SECURITIES; RELATIONSHIP TO TRACKING STOCK

     The Equity Trust Securities are different from ordinary securities because the value of the Tracking Stock, cash or other securities you will receive on termination of the trust may be more or less than the initial price of the Equity Trust Securities. If the value of a share of Tracking Stock shortly before the exchange date is less than the price you paid for each of your Equity Trust Securities, you will suffer a loss on your investment in the Equity Trust Securities. If Cablevision is insolvent or bankrupt when the Equity Trust Securities mature, you might lose your entire investment. You take all the risk of a fall in the value of the Tracking Stock before the Exchange Date.

     In addition, you have less opportunity to make money from an increase in the price of the Tracking Stock by investing in the Equity Trust Securities than by investing directly in the Tracking Stock. The value of what you receive when the trust is terminated will be greater than the initial price of the Equity
Trust Securities only if the value of the Tracking Stock exceeds $   per share.
This is an increase of about    % over the price of the Tracking Stock when the
Equity Trust Securities were first offered for sale. In addition, you will
receive only about    % of any increase in the value of the Tracking Stock above
$   per share.

     In return, you will receive annual distributions on the Equity Trust
Securities at a rate of    %, which is more than the historical annual dividend
on the Tracking Stock, which currently pays no dividends. However, Cablevision could pay dividends in the future that are higher than the distributions that you receive from the trust.

     The trust cannot predict whether the price of a share of Tracking Stock will rise or fall. However, the following factors may affect the trading price of Tracking Stock:

     - whether Cablevision makes a profit and what its future prospects are;

     - trading in the capital markets generally;

     - trading on Cablevision, where the Tracking Stock is traded;

     - the health of the cable television and media industries; and

     - whether Cablevision issues securities like the Equity Trust Securities, or Cablevision or another person in the market transfers a large amount of Tracking Stock.

     Concurrently with this offering, subsidiaries of AT&T Corp. are offering for sale 12,765,000 shares of Tracking Stock in a separate offering (14,679,750 shares in the aggregate if the over-allotment option granted to the underwriters of that offering is exercised in full). As of the date of this prospectus, the counterparties beneficially owned a total of 24,471,086 shares of Tracking Stock, of which the counterparties may deliver up to 8,514,206 shares of Tracking Stock (or 9,791,336 shares if the underwriters' over-allotment option is exercised in full) to the trust at the Exchange Date.

     Please refer to the attached prospectus for information about Cablevision and the Tracking Stock.

IMPACT OF THE EQUITY TRUST SECURITIES ON THE MARKET FOR THE TRACKING STOCK

     The trust cannot predict accurately how or whether investors will resell the Equity Trust Securities and how easy it will be to resell them. Any market that develops for the Equity Trust Securities is likely to influence and be influenced by the market for the Tracking Stock. For example, investors' anticipation that the counterparties may deliver Tracking Stock that represents
approximately    % of the currently outstanding Tracking Stock when the Equity
Trust Securities mature could cause the price of the Tracking Stock to be unstable or fall. The following factors could also affect the price of Tracking
Stock:

     - sales of Tracking Stock by investors who prefer to invest in Cablevision by investing in the Equity Trust Securities;

     - hedging of investments in the Equity Trust Securities by selling Tracking Stock (called "selling short"); and

     - arbitrage trading activity between the Equity Trust Securities and Tracking Stock.

DILUTION OF TRACKING STOCK; LACK OF STOCKHOLDER RIGHTS

     The terms of the Equity Trust Securities include some protections so you will receive equivalent value when the Equity Trust Securities mature even if Cablevision splits or combines its shares, pays stock dividends or does other similar things that change the amount of Tracking Stock currently outstanding. However, these terms will not protect you against all events. For example, the amount you receive when the Equity Trust Securities mature may not change if Cablevision offers shares for cash or in an acquisition, even if the price of Tracking Stock falls and this causes the price of the Equity Trust Securities to fall. The trust has no control over whether Cablevision will offer shares or do something similar in the future or the amount of any offering.

     In addition, unless and until the counterparties decide to deliver Tracking Stock to the trust when the Equity Trust Securities mature and until the trust distributes the Tracking Stock to you, you will have no voting, dividend or other similar rights associated with the Tracking Stock.

CABLEVISION NOT RESPONSIBLE FOR THE EQUITY TRUST SECURITIES

     Cablevision has no obligation to make any payments on the Equity Trust Securities. Cablevision also does not have to take the trust's needs or your needs into consideration for any reason. Cablevision will not receive any money from the sale of the Equity Trust Securities and did not decide to issue the Equity Trust Securities. Cablevision did not determine when the trust will issue the Equity Trust Securities, how much the trust will sell them for or how many the trust will sell. Cablevision is not involved in managing or trading the Equity Trust Securities or determining or calculating the amount you will receive when the Equity Trust Securities mature.

EQUITY TRUST SECURITIES MAY BE DIFFICULT TO RESELL

     The Equity Trust Securities are new and innovative securities, and there is currently no market in which to resell them. The underwriters currently intend, but are not obligated, to buy and sell the Equity Trust Securities. A resale market might not develop or, if it does, might not give you the opportunity to resell your Equity Trust Securities and may not continue until the Equity Trust Securities mature.

     The trust has applied to have the Equity Trust Securities approved for listing on the NYSE subject to official notice of issuance. Nonetheless, the NYSE might not approve the application or if approved, could revoke the listing after approval or stop trading of the Equity Trust Securities at any time. If the NYSE will no longer quote the Equity Trust Securities or stops trading them, the trust will ask another national securities exchange to list the Equity Trust Securities or another trading market to quote them. If the Equity Trust Securities are no longer listed or traded on any securities exchange or trading market, or if a securities exchange or trading market stops trading of the Equity Trust Securities, you may have difficulty getting price information and it may be more difficult to resell the Equity Trust Securities.

NET ASSET VALUE OF THE TRUST

     The trust is a newly organized closed-end investment company with no previous operating history. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the trust's net asset value will decrease. The trust cannot predict whether the Equity Trust Securities will trade at, below or above their net asset value. For investors who wish to sell the Equity Trust Securities in a relatively short period of time after the Equity Trust Securities offering, the risk of the Equity Trust Securities trading at a discount is more pronounced because the gain or loss that such investors realize on their investment is likely to depend more on whether the Equity Trust Securities are trading at a discount or premium than upon the value of the trust's assets. The trust will not redeem any Equity Trust Securities prior to the Exchange Date of the Tracking Stock or the earlier termination of the trust.

NON-DIVERSIFIED STATUS

     The trust is considered non-diversified under the Investment Company Act of 1940, which means that the trust is not limited in the proportion of its assets that may be invested in one security. Because the trust will only own the U.S. treasury securities, the prepaid forward contracts or other assets subject to the prepaid forward contracts, the Equity Trust Securities may be a riskier investment than would be the case for an investment company with more diversified investments.

TAX TREATMENT OF EQUITY TRUST SECURITIES UNCERTAIN

     No statutory, judicial or administrative authority directly addresses the characterization of the Equity Trust Securities or instruments similar to the Equity Trust Securities for U.S. federal income tax purposes. As a result, significant aspects of the U.S. federal income tax consequences of an investment in the Equity Trust Securities are not certain. There is no ruling from the Internal Revenue Service with respect to the Equity Trust Securities and the Internal Revenue Service might not agree with the conclusions expressed under the section "Certain United States Federal Income Tax Considerations" in this prospectus.

RISK FACTORS FOR CABLEVISION

     You should carefully consider the information in the attached prospectus of Cablevision, including the risk factors for Cablevision.

RISK RELATING TO BANKRUPTCY OF THE COUNTERPARTIES

     It is possible that one or more of the counterparties may be the subject of proceedings under the U.S. Bankruptcy Code. The trust believes that the prepaid forward contracts constitute "securities contracts" for purposes of the U.S. Bankruptcy Code, liquidation of which would not be subject to the automatic stay provisions of the U.S. Bankruptcy Code in the event of the bankruptcy of the relevant counterparty. It is, however, possible that a prepaid forward contract could be determined not to qualify as a "securities contract" for this purpose.

     Proceedings under the U.S. Bankruptcy Code in respect of any counterparty may thus cause a delay in settlement of that counterparty's prepaid forward contract, or otherwise subject that prepaid forward contract to such proceedings. In turn, this could adversely affect the timing of settlement and could impair the trust's ability to distribute the Tracking Stock or other assets subject to that prepaid forward contract and the Collateral Agreement to you on a timely basis and, as a result, could adversely affect the amount received by you in respect of the Equity Trust Securities and/or the timing of such receipt.

                                NET ASSET VALUE

     The Administrator will calculate the net asset value of the portfolio at least quarterly by dividing the value of the net assets of the trust (the value of its assets less its liabilities) by the total number of Equity Trust Securities outstanding. The trust's net asset value will be published semi-annually as part of the trust's semi-annual report to investors and at such other times as the trust may determine. The U.S. treasury securities held by the trust will be valued at the mean between the last current bid and asked prices or, if quotations are not available, as determined in good faith by the trustees. Short-term investments having a maturity of 60 days or less will be valued at cost with accrued interest or discount earned included in interest to be received. Each of the prepaid forward contracts will be valued at the mean of the bid prices the trust receives from at least three independent broker-dealer firms unaffiliated with the trust who are in the business of making bids on financial instruments similar to the prepaid forward contracts and with terms comparable thereto. If the trust (acting through the Administrator) is unable to obtain valuations from three independent broker-dealer firms, as required by the preceding sentence, on a timely basis or without unreasonable effort or expense, the prepaid forward contracts will be valued at the median of bid prices received from two such broker-dealer firms. If the trust (acting through the Administrator) is unable to obtain a valuation for the prepaid forward contracts it believes to be reasonable through the above method on a timely basis or without unreasonable effort or expense, the value of the prepaid forward contracts will be established at a level deemed to be fair and reflective of the market value for the prepaid forward contracts based on all appropriate factors relevant to the value of the prepaid forward contracts as determined by an independent expert or appraiser retained by the Trustees (as defined below) or the Administrator (as defined below) on their behalf.

                   DESCRIPTION OF THE EQUITY TRUST SECURITIES

     Each Equity Trust Security represents an equal proportional interest in the trust. Upon liquidation of the trust, investors are entitled to share pro rata in the net assets of the trust available for distribution. Equity Trust Securities have no preemptive, redemption or conversion rights. The Equity Trust Securities, when issued and outstanding, will be fully paid and non-assessable. The only securities that the trust is authorized to issue are the Equity Trust Securities offered hereby and those sold to the initial investor referred to below. See "Underwriting".

     Owners of Equity Trust Securities are entitled to one vote for each Equity Trust Security held on all matters to be voted on by investors and are not able to vote cumulatively in the election of Trustees. The trustees of the trust have been selected initially by Salomon Smith Barney as the initial investor in the trust. The trust intends to hold annual meetings as required by the rules of the NYSE.

     The trustees may call special meetings of investors for action by investor vote as may be required by either the Investment Company Act or the Declaration of Trust. Investors have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding Equity Trust Securities, to remove a Trustee. The Trustees will call a meeting of investors to vote on the removal of a Trustee upon the written request of the record owners of 10% of the Equity Trust Securities or to vote on other matters upon the written request of the record owners of 51% of the Equity Trust Securities (unless substantially the same matter was voted on during the preceding 12 months). The Trustees shall establish, and notify the investors in writing of, the record date for each such meeting, which shall be not less than 10 nor more than 50 days before the meeting date. Owners at the close of business on the record date will be entitled to vote at the meeting. The trust will also assist in communications with other owners as required by the Investment Company Act.

BOOK-ENTRY SYSTEM

     The Equity Trust Securities will be issued in the form of one or more global securities (the "Global Security") deposited with The Depository Trust Company (the "Depositary") and registered in the name of a nominee of the Depositary.

     The Depositary has advised the trust and the underwriters as follows: The Depositary is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depositary was created to hold securities of persons who have accounts with the Depositary ("participants") and to facilitate the clearance and settlement of securities transactions among its participants in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of certificates. Such participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

     Upon the issuance of a Global Security, the Depositary or its nominee will credit the respective Equity Trust Securities represented by such Global Security to the accounts of participants. The accounts to be credited will be designated by the underwriters. Ownership of beneficial interests in such Global Security will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests by participants in such Global Security will be shown on, and the transfer of those ownership interests will be effected only through, records maintained by the Depositary or its nominee for such Global Security. Ownership of beneficial interests in such Global Security by persons that hold through participants will be shown on, and the transfer of that ownership interest within such participant will be effected only through, records maintained by such participant. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and such laws may impair the ability to transfer beneficial interests in a Global Security.

     So long as the Depositary for a Global Security, or its nominee, is the registered owner of such Global Security, such Depositary or such nominee, as the case may be, will be considered the sole owner or holder of the Equity Trust Securities. Except as set forth below, owners of beneficial interests in such Global Security will not be entitled to have the Equity Trust Securities registered in their names and will not receive or be entitled to receive physical delivery of the Equity Trust Securities in definitive form and will not be considered the owners or holders thereof.

     Shares of Tracking Stock or other assets deliverable in respect of, and any quarterly distributions on, Equity Trust Securities registered in the name of or held by the Depositary or its nominee will be made to the Depositary or its nominee, as the case may be, as the registered owner or the holder of the Global Security. None of the trust, any trustee, the Paying Agent, the Administrator or the Custodian for the Equity Trust Securities will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

     The trust expects that the Depositary, upon receipt of any payment in respect of a permanent Global Security, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Security as shown on the records of the Depositary. The trust also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants.

     A Global Security may not be transferred except as a whole by the Depositary to a nominee or a successor of the Depositary. If the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the trust within 90 days, the trust will issue Equity Trust Securities in definitive registered form in exchange for the Global Security representing such Equity Trust Securities. In that event, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in definitive form of Equity Trust Securities represented by such Global Security equal in number to that represented by such beneficial interest and to have such Equity Trust Securities registered in its name.

                   MANAGEMENT AND ADMINISTRATION OF THE TRUST

TRUSTEES

     The internal operations of the trust will be managed by three Trustees, none of whom will be an "interested person" of the trust as defined in the Investment Company Act; the trust will not have an investment adviser. Under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to grantor trusts, the Trustees will not have the power to vary the investments held by the trust.

     The names of the persons who will be elected by Salomon Smith Barney Inc., the sponsor/initial investor of the trust, to serve as the Trustees are set forth below. The positions and the principal occupations of the individual Trustees during the past five years are also set forth below.

                                                                          PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS                                      TITLE         DURING PAST FIVE YEARS
---------------------                                      -----         ----------------------
Donald J. Puglisi, 56...............................  Managing Trustee   Professor of Finance
  Department of Finance                                                  University of Delaware
  University of Delaware
  Newark, DE 19716

William R. Latham, III, 57..........................  Trustee            Professor of Economics
  Department of Economics                                                University of Delaware
  University of Delaware
  Newark, DE 19716

James B. O'Neill, 62................................  Trustee            Professor of Economics
  Center for Economic                                                    University of Delaware
  Education and Entrepreneurship
  University of Delaware
  Newark, DE 19716

     Salomon Smith Barney Inc. will pay each Trustee who is not a director, officer or employee of either the underwriters or the Administrator, or of any affiliate thereof; in respect of his annual fee and anticipated out-of-pocket expenses, a one-time, up-front fee of $10,800 in the aggregate. The trust's Managing Trustee will also receive an additional up-front fee of $3,600 in the aggregate for serving in that capacity. The counterparties will reimburse Salomon Smith Barney Inc. for these payments as part of the expenses of the trust. The Trustees will not receive, either directly or indirectly, any compensation, including any pension or retirement benefits, from the trust. None of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

ADMINISTRATOR

     The day-to-day affairs of the trust will be managed by The Bank of New York, as Trust Administrator pursuant to an administration agreement. Under the administration agreement, the Trustees have delegated most of their operational duties to the Administrator, including without limitation, their duties to:

     (1) receive invoices for and pay, or cause to be paid, all expenses incurred by the trust;

     (2) with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the trust);

     (3) instruct the Paying Agent to pay distributions on Equity Trust Securities as described herein;

     (4) prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents, and keep all books and records, for the trust;

     (5) at the direction of the Trustees, institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the trust; and

     (6) make all necessary arrangements with respect to meetings of Trustees and any meetings of holders of Equity Trust Securities.

     The Administrator will not, however, select the independent public accountants for the trust or sell or otherwise dispose of the trust's assets (except in connection with an acceleration of a prepaid forward contract, or the settlement of the prepaid forward contracts at the Exchange Date, and upon termination of the trust).

     Either the trust or the Administrator may terminate the Administration Agreement upon 60 days' prior written notice, except that no termination shall become effective until a successor Administrator has been chosen and has accepted the duties of the Administrator.

     Except for its roles as Administrator, Custodian (as defined below), Paying Agent (as defined below), registrar and transfer agent of the trust, and except for its role as Collateral Agent under the Collateral Agreement, The Bank of New York has no other affiliation with, and is not engaged in any other transactions with, the trust.

     The address of the Administrator is 5 Penn Plaza, 13th Floor, New York, New York 10001.

CUSTODIAN

     The trust's custodian (the "Custodian") is The Bank of New York pursuant to a custodian agreement. In the event of any termination of the custodian agreement by the trust or the resignation of the Custodian, the trust must engage a new Custodian to carry out the duties of the Custodian as set forth in the custodian agreement. Pursuant to the custodian agreement, the Custodian will invest all net cash received by the trust in short-term U.S. Government securities maturing on or shortly before the next quarterly distribution date. The Custodian will also act as Collateral Agent under the Collateral Agreements and will hold a perfected security interest in the Tracking Stock and U.S. Government obligations or other assets consistent with the terms of the prepaid forward contracts.

PAYING AGENT

     The transfer agent, registrar and paying agent (the "Paying Agent") for the Equity Trust Securities is The Bank of New York pursuant to a paying agent agreement. In the event of any termination of the paying agent agreement by the trust or the resignation of the Paying Agent, the trust will use its best efforts to engage a new Paying Agent to carry out the duties of the Paying Agent.

INDEMNIFICATION

     The trust will indemnify each Trustee, the Administrator, the Custodian and the Paying Agent with respect to any claim, liability, loss or expense (including the costs and expenses of the defense against any claim or liability) which it may incur in acting as Trustee, Administrator, Custodian or Paying Agent, as the case may be, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or where applicable law prohibits such indemnification. Salomon Smith Barney has agreed to reimburse the trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent. The counterparties in turn will reimburse Salomon Smith Barney for certain reimbursements paid by it as part of the expenses of the trust.

DISTRIBUTIONS

     The trust intends to distribute to investors on a quarterly basis the proceeds of the U.S. treasury securities held by the trust. The first distribution, reflecting the trust's operations from the date of this offering,
will be made on       , 2002 to owners of record as of       , 2002. Thereafter,
the trust will make distributions on       ,       ,       and       or, if any
such date is not a Business Day, on the next succeeding Business Day, of each
year to owners of record as of each       ,       ,       and       ,
respectively. A portion of each such distribution should be treated as a tax-free return of the investor's investment. See "Investment Objective and Policies -- Trust Assets" and "Certain United States Federal

Income Tax Considerations". If any prepaid forward contract is accelerated as described in "Investment Objectives and Policies -- The Forward
Contracts -- Collateral Requirements of the Forward Contracts; Acceleration," each investor will receive its pro rata share of the proceeds from the acceleration of that prepaid forward contract and from the liquidation of a proportionate share of the Treasury Securities then held in the trust. Upon termination of the trust as described in "Investment Objectives and Policies -- Trust Termination," each investor will receive its pro rata share of any remaining net assets of the trust.

     The trust does not permit the reinvestment of distributions.

ESTIMATED EXPENSES

     At the closing of this offering, Salomon Smith Barney Inc. will pay to each of the Administrator, the Custodian and the Paying Agent, and to each Trustee, a one-time, up-front amount in respect of such party's ongoing fees and, in the case of the Administrator, anticipated expenses of the trust over the term of the trust. The anticipated trust expenses to be borne by the Administrator include, among other things, expenses for legal and independent accountant services, costs of printing proxies, Equity Trust Securities certificates and investor reports, expenses of the trustees, fidelity bond coverage, stock exchange listing fees and expenses of qualifying the Equity Trust Securities for sale in the various states. The one-time, up-front payments described above total approximately $300,000. Salomon Smith Barney Inc. also will pay estimated organization costs of the trust in the amount of $11,000 and estimated costs of the trust in connection with the initial registration and public offering of the Equity Trust Securities in the amount of $314,000 at the closing of the offering.

     The amount payable to the Administrator in respect of ongoing expenses of the trust was determined based on estimates made in good faith on the basis of information currently available to the trust, including estimates furnished by the trust's agents. Actual operating expenses of the trust may be substantially more than this amount. Any additional expenses will be paid by Salomon Smith Barney Inc. or, in the event of its failure to pay such amounts, the counterparties, or, in the event of the failure of either of Salomon Smith Barney Inc. or the counterparties to pay such amounts, the trust. The counterparties will reimburse Salomon Smith Barney Inc. for certain expenses of the trust paid by it.

            CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

     The following is a summary of the principal U.S. federal income tax consequences that may be relevant to an owner of an Equity Trust Security that is a "U.S. Holder". An Equity Trust Security owner will be treated as a U.S. Holder for U.S. federal income tax purposes if the owner is:

     - an individual who is a citizen or resident of the United States,

     - a U.S. domestic corporation, or

     - any other person that is subject to U.S. federal income taxation on a net income basis in respect of its investment in Equity Trust Securities.


     This summary is based on the U.S. federal income tax laws, regulations, rulings and decisions now in effect, all of which are subject to change, possibly on a retroactive basis. Except to the extent discussed below under "Non U.S.-Holders", this summary applies only to U.S. Holders that will hold Equity Trust Securities as capital assets, and only if the investor purchased the Equity Trust Securities in their initial offering. This summary does not address all aspects of U.S. federal income taxation that may be relevant to an investor in light of the investor's individual investment circumstances, and does not address tax considerations applicable to investors that may be subject to special tax rules, such as dealers in securities or foreign currencies, traders in securities or commodities electing to mark to market, financial institutions, insurance companies, tax-exempt organizations, persons that will hold Equity Trust Securities as a position in a "straddle" for tax purposes or as a part of a "synthetic security" or a "conversion transaction" or other integrated investment comprised of an Equity Trust Security and one or more other investments, or persons that have a functional currency other than the U.S. dollar.

     This summary does not include any description of the tax laws of any state or local governments or of any foreign government that may be applicable to the Equity Trust Securities or to the owners thereof. It also does not discuss the tax consequences of the ownership of the Tracking Stock or Reported Securities. Investors should consult their own tax advisors in determining the tax consequences to them of holding Equity Trust Securities, including the application to their particular situation of the U.S. federal income tax considerations discussed below, as well as the application of state, local or other tax laws.

     There are no regulations, published rulings or judicial decisions addressing the characterization for federal income tax purposes of securities with terms substantially the same as the Equity Trust Securities. Pursuant to the terms of the Declaration of Trust, the trust and every holder of the Equity Trust Securities agree to treat an Equity Trust Security for U.S. federal income tax purposes as a beneficial interest in a trust that holds zero-coupon U.S. treasury securities and the prepaid forward contracts. The trust intends to report holders' income to the Internal Revenue Service in accordance with this treatment. In addition, pursuant to the terms of the prepaid forward contracts and the Declaration of Trust, the counterparties, the trust and every holder of an Equity Trust Security will be obligated (in the absence of an administrative determination or judicial ruling to the contrary) to characterize the prepaid forward contracts for all tax purposes as forward purchase contracts to purchase Tracking Stock at the Exchange Date (including as a result of acceleration or otherwise), under the terms of which contracts:


     (a) at the time of issuance of the Equity Trust Securities, the investor is required to pay the counterparties a fixed amount of cash equal to the purchase price of the Equity Trust Securities, less the purchase price of the U.S. treasury securities, in consideration for the counterparties' obligations to deliver Tracking Stock (or cash in lieu of Tracking Stock) to the holder at maturity, and



     (b) at maturity, the counterparties will deliver to the investor the number of shares of Tracking Stock that the investor is entitled to receive at that time pursuant to the terms of the Equity Trust Securities (subject to the right of the counterparties to deliver cash in lieu of the Tracking Stock).


     Under this approach, the tax consequences of holding an Equity Trust Security will be as described below. However, prospective investors in the Equity Trust Securities should be aware that no ruling is being requested from the Internal Revenue Service with regard to the Equity Trust Securities and that the Internal Revenue Service might take a different view as to the proper characterization of the Equity Trust Securities or of the prepaid forward contracts and of the tax consequences to an investor.

TAX STATUS OF THE TRUST

     The trust will be taxable as a grantor trust owned solely by the present and future holders of Equity Trust Securities for federal income tax purposes, and income received by the trust will be treated as income of the holders in the manner set forth below.

TAX CONSEQUENCES TO U.S. HOLDERS

     Tax Basis of the Treasury Securities and the Forward Contracts. Each investor will be considered to be the owner of its pro rata portion of the U.S. treasury securities and the prepaid forward contracts in the trust. The cost to the Investor of the Equity Trust Securities will be allocated among the investor's pro rata portion of the U.S. treasury securities and the prepaid forward contracts (in proportion to the fair market values thereof on the date on which the investor acquired the Equity Trust Securities) in order to determine the investor's tax basis in its pro rata portion of the U.S. treasury securities and the prepaid forward contracts. It is currently anticipated that
approximately    % and    % of the net proceeds of the offering will be used by
the trust to purchase the U.S. treasury securities and as a payment to the counterparties under the prepaid forward contracts, respectively.

     Recognition of Original Issue Discount on the Treasury Securities. The treasury securities in the trust will consist of zero-coupon U.S. treasury securities. An investor will be required to treat its pro rata portion of each U.S. treasury security in the trust as a bond that was originally issued on the date the investor purchased its Equity Trust Securities and at an original issue discount equal to the excess of the investor's pro rata portion of the amounts payable on such U.S. treasury security over the investor's tax basis for the U.S. treasury security as discussed above. The investor (whether on the cash or accrual method of tax accounting) is required to include original issue discount (other than original issue discount on short-term treasury securities as described below) in income for federal income tax purposes as it accrues, in accordance with a constant yield method, prior to the receipt of cash attributable to such income. Because it is expected that more than 20% of the holders of Equity Trust Securities will be accrual basis taxpayers, the investor will be required to include in income original issue discount on any short-term U.S. treasury security (i.e., any U.S. treasury security with a maturity of one year or less from the date it is purchased) held by the trust as that original issue discount accrues. Unless an investor elects to accrue the original issue discount on a short-term U.S. treasury security according to a constant yield method based on daily compounding, the original issue discount will be accrued on a straight-line basis. The investor's tax basis in a U.S. treasury security will be increased by the amount of any original issue discount included in income by the investor with respect to such U.S. treasury security.

     Treatment of the Forward Contracts. Each investor will be treated as having entered into a pro rata portion of the prepaid forward contracts and, at the Exchange Date, as having received a pro rata portion of the Tracking Stock (or cash, Reported Securities or combination thereof) delivered to the trust. Under existing law, an investor will not recognize income, gain or loss upon entry into the prepaid forward contracts. An investor should not be required under existing law to include in income additional amounts over the term of the prepaid forward contracts. See "-- Possible Alternative Treatment", however. In addition, the Internal Revenue Service and the U.S. Treasury Department have indicated that they plan to publish guidance with respect to accrual of income on certain derivative financial instruments with contingent payments, including prepaid forward contracts. If such guidance were issued, U.S. Holders (as defined above) of Equity Trust Securities could be required to include income in an amount greater than that described above over the term of the prepaid forward contracts.

     Sale of the Equity Trust Securities. Upon a sale of all or some of an investor's Equity Trust Securities, an investor will be treated as having sold its pro rata portion of the U.S. treasury securities and prepaid forward contracts underlying the Equity Trust Securities. The selling investor will recognize gain or loss equal to the difference between the amount realized and the investor's aggregate tax basis in its pro rata portion of the U.S. treasury securities and the prepaid forward contracts. Any gain or loss generally will be long-term capital gain or loss if the investor has held the Equity Trust Securities for more than one year. The distinction between capital gain or loss and ordinary income or loss is important for purposes of the limitations on an investor's ability to offset capital losses against ordinary income. In addition, individuals generally are subject to taxation at a reduced rate on long-term capital gains.

     Distribution of the Tracking Stock. The delivery of Tracking Stock to the trust pursuant to the prepaid forward contracts will not be taxable to the investors. The distribution of Tracking Stock upon the termination of the trust will not be taxable to the investors. An investor will have taxable gain or loss (which will be short-term capital gain or loss) upon receipt of cash in lieu of fractional shares of Tracking Stock distributed upon termination of the trust, in an amount equal to the difference between the cash received and the portion of the basis of the prepaid forward contracts allocable to fractional shares (based on the relative number of fractional shares and shares delivered to the investor). Each investor's aggregate basis in its shares of Tracking Stock will be equal to its basis in its pro rata portion of the prepaid forward contracts less the portion of such basis allocable to any fractional shares of Tracking Stock for which cash is received. An investor's holding period in its shares of Tracking Stock will begin on the day after the date of delivery of such Tracking Stock.

     Distribution of Cash. If an investor receives cash upon dissolution of the trust or as a result of the counterparties' election to deliver cash, the investor will recognize capital gain or loss equal to any difference between the amount of cash received and its tax basis in the Equity Trust Securities at that time. Such gain or loss generally will be long-term capital gain or loss if the investor has held the Equity Trust Securities for more than one year at such time.

     Distribution of Cash or Reported Securities as a Result of an Adjustment Event. If as a result of an Adjustment Event, cash, Reported Securities, or any combination of cash, Reported Securities and Tracking Stock is delivered pursuant to the prepaid forward contracts, an investor will have taxable gain or loss upon receipt equal to the difference between the amount of cash received and its basis in its pro rata portion of the prepaid forward contracts for which such cash was received. In addition, if as a result of an Adjustment Event the Custodian liquidates U.S. treasury securities, an investor will have taxable gain or loss upon receipt of cash allocable to the liquidated U.S. treasury securities equal to the difference between the amount of such cash and the investor's basis in its pro rata portion of the U.S. treasury securities. Any gain or loss will be capital gain or loss, and if the investor has held the Equity Trust Securities for more than one year, such gain or loss generally will be long-term capital gain or loss (except with respect to any cash received in lieu of a fractional interest in Reported Securities or Tracking Stock). An investor's basis in any Reported Securities received will be equal to its basis in its pro rata portion of the prepaid forward contracts for which such Reported Securities were received. See "Investment Objectives and Policies -- The Forward Contracts".

     Extension of Exchange Date. While not free from doubt, an extension of the Exchange Date under the prepaid forward contracts should not be a taxable event and an investor therefore should not recognize gain upon such an extension. Although there is no authority addressing the treatment of the cash distribution paid on the extended Exchange Date (whether or not later accelerated), the trust intends to file information returns with the Internal Revenue Service on the basis that the additional cash distribution is ordinary income to the investors. Investors should consult their own tax advisors concerning the consequences of extending the Exchange Date, including the possibility that an investor may be treated as realizing gain as a result of the extension and the possibility that the additional cash distribution may be treated as a reduction in an investor's tax basis in the Equity Trust Securities by analogy to the treatment of rebates or of option premiums.

     Possible Alternative Treatment. The Internal Revenue Service may contend that an Equity Trust Security should be characterized for federal income tax purposes in a manner different from the approach described above. For example, the Internal Revenue Service might assert that the prepaid forward contracts should be treated as contingent debt obligations of the counterparties, if the counterparties are subject to Treasury regulations governing contingent payment debt instruments. If the Internal Revenue Service were to prevail in making such an assertion, original issue discount would accrue with respect to the prepaid forward contracts at a "comparable yield" for the counterparties under the prepaid forward contracts, determined at the time the prepaid forward contracts are entered into. An investor's pro rata portion of original issue discount in respect of the prepaid forward contracts and original issue discount in respect of the U.S. treasury securities might exceed the aggregate amount of the quarterly cash distributions to the investor. In addition, under this treatment, the investor would be required to treat any gain realized on the sale, exchange or redemption of the Equity Trust Securities as ordinary income to the extent that such gain is allocable to the prepaid forward contracts. Any loss realized on such sale, exchange or redemption that is allocable to the prepaid forward contracts would be treated as an ordinary loss to the extent of the investor's original issue discount inclusions with respect to the prepaid forward contracts, and as capital loss to the extent of loss in excess of such inclusions. It is also possible that the Internal Revenue Service could take the view that an investor should include in income the amount of cash actually received each year in respect of the Equity Trust Securities, or that the Equity Trust Securities as a whole constitute a contingent payment debt instrument subject to the rules described above.

     Fees and Expenses of the Trust. The trust intends to treat fees and expenses paid by Salomon Smith Barney or the counterparties as attributable to them and not the investors. If, however, the fees and expenses were treated as attributable to an investor, such an investor's pro rata portion of the expenses in connection with the organization of the trust, underwriting discounts and commissions and other offering expenses should be includible in the cost to the owner of the Equity Trust Securities. There can be no assurance, however, that the Internal Revenue Service will not take the view that such expenses are excludable from the investor's cost of the Equity Trust Securities. If the Internal Revenue Service were to prevail, such expenses would not be includible in the basis of the assets of the trust and should instead be amortizable and deductible over the term of the trust. If such expenses were treated as amortizable and deductible, an individual investor who itemizes deductions would be entitled to amortize and deduct (subject to any other applicable limitations on itemized deductions) such expenses over the term of the trust only to the extent that such amortized annual expenses together with the investor's other miscellaneous deductions exceed 2% of such investor's adjusted gross income.

     Potential Application of Constructive Ownership Rules. Some or all of the net long-term capital gain arising from certain "constructive ownership" transactions may be characterized as ordinary income, in which case an interest charge would be imposed on any such ordinary income. These rules have no immediate application to forward contracts in respect of the stock of most corporations, including the Equity Trust Securities transaction. The rules, however, grant discretionary authority to the U.S. Treasury Department to expand the scope of "constructive ownership" transactions to include forward contracts in respect of the stock of all corporations. The rules separately also direct the Treasury to promulgate regulations excluding a forward contract that does not convey "substantially all" of the economic return on an underlying asset from the scope of "constructive ownership" transactions. This category may include the Equity Trust Securities transaction. It is not possible to predict whether such regulations will be promulgated by the U.S. Treasury Department, or the form or effective date that any regulations that may be promulgated might take.

NON-U.S. HOLDERS


     In the case of an investor that is a non-resident alien individual or foreign corporation (a "Non-U.S. Holder"), payments made with respect to the Equity Trust Securities should not be subject to U.S. withholding tax, subject to the exception below, provided that the investor complies with applicable certification requirements relating to its non-U.S. status (including in general the furnishing of an Internal Revenue Service Form W-8BEN or a substitute form). Any capital gain realized upon the sale or other disposition of the Equity Trust Securities by a Non-U.S. Holder generally will not be subject to U.S. federal income tax unless (a) such gain is effectively connected with a U.S. trade or business or (b) in the case of an individual, (i) the individual is present in the United States for 183 days or more in the taxable year of the sale or other disposition, and (ii) either the gain is attributable to a fixed place of business maintained by the individual in the United States, or the individual has a tax home in the United States.


     The trust intends to treat as subject to withholding an amount equal to 30% on the additional distribution paid to any Non-U.S. Holder with respect to the Equity Trust Securities in the event of an extension of the Exchange Date. See "The Forward Contracts -- Extension and Acceleration of the Exchange Date at the Option of Sellers". Non-U.S. Holders should consult their tax advisors regarding the possibility of applying for a refund with respect to such withheld amount.

     A Non-U.S. Holder of the Equity Trust Securities that is subject to U.S. federal income taxation on a net income basis with respect to the Equity Trust Securities should see the discussion in "-- Tax Consequences to U.S. Holders".

BACKUP WITHHOLDING TAX AND INFORMATION REPORTING

     An investor in an Equity Trust Security may be subject to information reporting and to backup withholding tax on certain amounts paid to the investor unless the investor (a) is a corporation or comes within certain other exempt categories and, when required, provides proof of such exemption or (b) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding tax and otherwise complies with applicable requirements of the backup withholding tax rules. Information reporting and backup withholding tax will not apply to payments made to a beneficial owner of an Equity Trust Security if such owner certifies as to its non-U.S. status (by supplying a form W-8BEN) or otherwise establishes an exemption, provided that the trust or its agent does not have actual knowledge that the investor or the beneficial owner is a U.S. person.

     Payment of the proceeds from the sale of an Equity Trust Security to or through a foreign office of a broker will not be subject to information reporting or backup withholding tax, except that if the broker is (1) a U.S. person for U.S. federal income tax purposes, (2) a controlled foreign corporation for U.S. tax purposes, (3) a foreign person 50% or more of whose gross income from all sources for the three-year period ending with the close of its taxable year preceding the payment was effectively connected with a U.S. trade or business or (4) a foreign partnership that, at any time during its taxable year is 50% or more (by income or capital interest) owned by U.S. persons or is engaged in the conduct of U.S. trade or business, information reporting may apply to such payments. Payment of the proceeds from a sale of an Equity Trust Security to or through the U.S. office of a broker is subject to information reporting and backup withholding tax unless the investor or beneficial owner certifies as to its non-U.S. status or otherwise establishes an exemption from information reporting and backup withholding.

     Any amounts withheld under the backup withholding tax rules are not an additional tax and may be credited against a U.S. Holder's U.S. federal income tax liability, provided that the required information is furnished to the Internal Revenue Service.

                                  UNDERWRITING

     Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the trust has agreed to sell to such underwriter, the number of Equity Trust Securities set forth opposite the name of such underwriter.

                                                              NUMBER OF EQUITY
                                                              TRUST SECURITIES
                        UNDERWRITER                           ----------------
Banc of America Securities LLC..............................
Salomon Smith Barney Inc. ..................................
Bear, Stearns & Co. Inc. ...................................
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated....................................
                                                                 ---------
            Total...........................................     8,514,206
                                                                 =========

     The underwriting agreement provides that the obligations of the several underwriters to purchase the Equity Trust Securities included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Equity Trust Securities (other than those covered by the over-allotment option described below) if they purchase any of the Equity Trust Securities.

     The underwriters propose to offer some of the Equity Trust Securities directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Equity Trust Securities to certain dealers at
the public offering price less a concession not in excess of $   per Equity
Trust Security. After the initial offering of the Equity Trust Securities to the public, the public offering price and such concession may be changed by the
representatives. The sales load of $   per Equity Trust Security is equal to
   % of the initial public offering price.

     Because proceeds from the sale of the Equity Trust Securities will be used by the trust to purchase the prepaid forward contracts from the counterparties, the underwriting agreement provides that the counterparties will pay to the
underwriters as compensation $   per Equity Trust Security.

     The trust has granted to the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to 1,277,130 additional Equity Trust Securities at the same price per Equity Trust Security as the initial Equity Trust Securities purchased by the underwriters. The underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase a number of additional Equity Trust Securities approximately proportionate to such underwriter's initial purchase commitment. In addition, Salomon Smith Barney
Inc. purchased    Equity Trust Securities in connection with the organization of the trust.

     Cablevision and certain of its executive officers and directors have agreed, with exceptions, not to offer, sell, contract to sell or otherwise dispose of, or transfer, any Rainbow Media Group Class A tracking stock or warrants, rights, options or other securities convertible into or exchangeable for Rainbow Media Group Class A tracking stock for 90 days after the effective date of the registration statement relating to the concurrent offering of Rainbow Media Group Class A tracking stock without first obtaining the written consent of the underwriters and Cablevision.

     AT&T has agreed that for a period of up to 90 days from the closing of this offering, except for private transfers to three or fewer entities that have significant communications operations, and except for transfers to AT&T Corp. or subsidiaries or trusts wholly owned, directly or indirectly, by it, in each case where the transferee agrees to be bound by the provisions of this lock-up, AT&T will not engage in any transactions directly or indirectly involving its remaining shares of Rainbow Media Group Class A tracking stock, or any securities the value of which, in whole or in part, relates to or is based upon, or which is exchangeable for or convertible into, in whole or in part, its remaining shares of Rainbow Media Group Class A tracking stock, including a security of AT&T exchangeable into Rainbow Media Group Class A tracking stock, any derivative security of Rainbow Media Group Class A tracking stock or any other type of security in a monetization transaction of AT&T's remaining Rainbow Media Group Class A tracking stock.

     The agreements described above will not restrict Cablevision's ability or the ability of the counterparties to take any of the actions listed above in connection with the offering of Tracking Stock contemplated by the Cablevision prospectus attached to this prospectus.


     The Equity Trust Securities will be a new issue of securities with no established trading market. The trust has applied to have the Equity Trust Securities approved for listing on the NYSE under the symbol "RET". The underwriters intend to make a market in the Equity Trust Securities, subject to applicable laws and regulations. However, the underwriters are not obligated to do so and any such market-making may be discontinued at any time at the sole discretion of the underwriters without notice. Accordingly, no assurance can be given as to the liquidity of such market.


     In connection with the formation of the trust, Salomon Smith Barney Inc.
subscribed for and purchased    Equity Trust Securities for a purchase price of
$100. Under the prepaid forward contracts, the counterparties will be obligated to deliver to the trust Tracking Stock in respect of such Equity Trust Securities on the same terms as the Equity Trust Securities offered hereby. Salomon Smith Barney Inc. sponsored the formation of the trust for purposes of this offering, including selecting its initial Trustees.

     Pursuant to the prepaid forward contracts, the trust has agreed, subject to the terms and conditions set forth therein, to purchase from the counterparties a number of shares of Tracking Stock equal to the total number of Equity Trust Securities to be purchased by the underwriters from the trust pursuant to the underwriting agreement (including any Equity Trust Securities to be purchased by the underwriters upon exercise of the over-allotment option plus the number of Equity Trust Securities purchased by Salomon Smith Barney Inc. in connection with the organization of the trust). Pursuant to the terms of the prepaid forward contracts, the counterparties will deliver to the trust at the Exchange Date a number of shares of Tracking Stock (or, at the option of the counterparties, the cash equivalent) and/or such other consideration as permitted or required by the terms of the prepaid forward contracts, that are expected to have the same value as the shares of Tracking Stock delivered pursuant to the Equity Trust Securities. The closing of the offering of the Equity Trust Securities is conditioned upon execution of the prepaid forward contracts by the counterparties and the trust.

     In connection with the Equity Trust Securities offering, the underwriters may over-allot, or engage in syndicate covering transactions, stabilizing transactions and penalty bids. Over-allotment involves syndicate sales of Equity Trust Securities or Tracking Stock in excess of the number of Equity Trust Securities to be purchased by the underwriters in the offering, which creates a syndicate short position. Syndicate covering transactions involve purchases of the Equity Trust Securities or the Tracking Stock in the open market after the distribution has been completed in order to cover syndicate short positions. Stabilizing transactions consist of certain bids or purchases of Equity Trust Securities or Tracking Stock made for the purpose of preventing or retarding a decline in the market price of the Equity Trust Securities or Tracking Stock while the offering is in progress. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when an underwriter, in covering syndicate short positions or making stabilizing purchases, repurchases Equity Trust Securities or Tracking Stock originally sold by the syndicate member. These activities may cause the price of Equity Trust Securities or Tracking Stock to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be effected on the NYSE or in the over-the-counter market, or otherwise and, if commenced, may be discontinued at any time.

     The underwriters and/or their affiliates have performed certain investment banking, commercial banking and advisory services for Cablevision and the counterparties or their respective affiliates from time to time for which they have received customary fees and expenses. The underwriters may, from time to time, engage in transactions with and perform services for Cablevision, the counterparties and their respective affiliates in the ordinary course of its business.

     Cablevision and the counterparties have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make in respect of any of those liabilities.

     The offer and sale of the Equity Trust Securities will comply with the requirements of Rule 2810 of the Conduct Rules of the National Association of Securities Dealers, Inc. regarding direct participation programs.

                                 LEGAL MATTERS

     Certain legal matters will be passed upon for the trust and the underwriters by Cleary, Gottlieb, Steen & Hamilton, New York, New York. Certain matters of Delaware law will be passed upon for the trust by Richards, Layton & Finger, Wilmington, Delaware. Certain legal matters will be passed upon for the counterparties by Davis Polk & Wardwell, New York, New York.

                                    EXPERTS

     The Statement of Assets, Liabilities and Capital as of November 19, 2001, included in this prospectus has been audited by PricewaterhouseCoopers LLP, independent accountants, given upon the authority of said firm as experts in auditing and accounting.

                      WHERE YOU CAN FIND MORE INFORMATION

     The trust has filed a registration statement for the Equity Trust Securities with the SEC. Information about the Equity Trust Securities and the trust may be found in that registration statement. You may read and copy the registration statement at the public reference facilities of the SEC in Washington, D.C., Chicago, Illinois and New York, New York. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The Registration Statement is also available to the public from the SEC's web site at http:\\www.sec.gov.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustee and Securityholder
  of Equity Securities Trust II:

     In our opinion, the accompanying Statement of Assets, Liabilities and Capital presents fairly, in all material respects, the financial position of Equity Securities Trust II (the "Trust") as of November 19, 2001, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Trust's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this statement in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Assets, Liabilities and Capital is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets, liabilities and capital, assessing the accounting principles used and significant estimates made by the Trust's management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
November 19, 2001

                           EQUITY SECURITIES TRUST II

     STATEMENT OF ASSETS, LIABILITIES AND CAPITAL, AS OF NOVEMBER 19, 2001

ASSETS
Cash........................................................   $100
Total Assets................................................   $100
LIABILITIES
Total Liabilities...........................................   $  0
NET ASSETS..................................................   $100
CAPITAL
Equity Trust Securities, one Equity Trust Security issued
  and outstanding...........................................   $100

         The accompanying notes are an integral part of this statement.

                           EQUITY SECURITIES TRUST II

 NOTES TO STATEMENT OF ASSETS, LIABILITIES AND CAPITAL, AS OF NOVEMBER 19, 2001

I.  ORGANIZATION

     Equity Securities Trust II, organized as a Delaware business trust on October 30, 2001, is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940. The trust has no operations to date other than matters relating to its organization and registration. The term of the trust is anticipated to expire in the year 2004; however, the exact date will be determined in the future. The trust may be dissolved prior to its planned termination date under certain circumstances as outlined in the registration statement.

     The trust has registered 9,791,336 Equity Trust Securities representing shares of beneficial interest in the trust. The only securities that the trust is authorized to issue are the Equity Trust Securities. Each of the Equity Trust Securities represents the right to receive (a) quarterly distributions during the term of the trust, and (b) upon the conclusion of the term of the trust (the "Exchange Date"), certain shares of tracking stock (the "Tracking Stock") or cash with an equivalent value (such amounts determined as described in the registration statement). The Equity Trust Securities are not subject to redemption prior to the Exchange Date or the earlier termination of the trust. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the trust's net asset value will decrease. The trust will hold a series of zero-coupon U.S. treasury securities and prepaid forward contracts relating to the Tracking Stock. The business activities of the trust are limited to the matters discussed above. The trust will be treated as a grantor trust for U.S. federal income tax purposes.

     Pursuant to a Subscription Agreement, dated as of November 14, 2001, the trust issued 1 Equity Trust Security to Salomon Smith Barney Inc. in consideration for a purchase price of $100. Upon the determination of the public offering price of the Equity Trust Securities, such Equity Trust Security will be split into a greater number of Equity Trust Securities such that the value of such Equity Trust Security will equal such public offering price per Equity Trust Security.

II.  ORGANIZATIONAL COSTS AND FEES

     Organizational costs and ongoing fees of the trust will be borne by Salomon Smith Barney Inc. The counterparties will reimburse Salomon Smith Barney Inc. for certain expenses of the trust and reimbursements of indemnification paid by it.

III.  MANAGEMENT AND ADMINISTRATION OF TRUST

     The internal operation of the trust will be managed by its trustees; the trust will not have a separate investment adviser. The trust will be overseen by three trustees, and its daily administration will be carried out by The Bank of New York as the administrator. The Bank of New York will also serve as the trust's custodian, paying agent, registrar and transfer agent with respect to the Equity Trust Securities.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       8,514,206 EQUITY TRUST SECURITIES

             (SUBJECT TO EXCHANGE INTO RAINBOW MEDIA GROUP CLASS A
               TRACKING STOCK OF CABLEVISION SYSTEMS CORPORATION)

                           EQUITY SECURITIES TRUST II

                         ------------------------------
                                   PROSPECTUS
                         ------------------------------

                         BANC OF AMERICA SECURITIES LLC

                              SALOMON SMITH BARNEY

                            BEAR, STEARNS & CO. INC.

                              MERRILL LYNCH & CO.

                               December   , 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

1.  Financial Statements

Part A -- (i)   Report of Independent Accountants
        (ii)  Statement of Assets, Liabilities and Capital

Part B -- None.

2.  Exhibits


(a)(1)(A)  Declaration of Trust dated as of October 30, 2001/**/
(a)(1)(B) Amended and Restated Declaration of Trust dated as of December 12, 2001/*/
(a)(2)(A)  Certificate of Trust dated October 30, 2001/**/
(a)(2)(B)  Restated Certificate of Trust dated November 14, 2001/**/
(b)        Not applicable
(c)        Not applicable
(d)(1)     Form of specimen certificate of Equity Trust Securities
           (included in Exhibit 2(a)(1)(B))/*/
(d)(2) Portions of the Amended and Restated Declaration of Trust defining the rights of holders of Equity Trust Securities
           (included in Exhibit 2(a)(1)(B))/*/
(e)        Not applicable
(f)        Not applicable
(g)        Not applicable
(h)        Form of Underwriting Agreement/**/
(i)        Not applicable
(j)        Form of Custodian Agreement/*/
(k)(1)     Form of Administration Agreement/*/
(k)(2)     Form of Paying Agent Agreement/*/
(k)(3)     Form of Forward Contract/*/
(k)(4)     Form of Collateral Agreement/*/
(k)(5)     Form of Fund Expense Agreement/*/
(k)(6)     Form of Fund Indemnity Agreement/*/
(l)        Opinion and Consent of Counsel to the Trust/*/
(m)        Not applicable
(n)(1)     Tax Opinion of Counsel to the Trust (Consent contained in
           Exhibit 2(l))/*/
(n)(2)     Consent of Independent Accountants/**/
(n)(3)     Consents to being named as Trustee/*/
(o)        Not applicable
(p)        Form of Subscription Agreement/*/
(q)        Not applicable


---------------


/*/   Filed herewith.

/**/  Previously filed.

ITEM 25.  MARKETING ARRANGEMENTS

     See Exhibit 2(h) to this registration statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:


Registration fees...........................................  $ 48,171
NYSE listing fee............................................  $100,000
Printing (other than certificates)..........................  $250,000
Engraving and printing certificates.........................  $  1,000
Fees and expenses of qualification under state securities
  laws (including fees of counsel)..........................  $ 10,000
Accounting fees and expenses................................  $ 20,000
Legal fees and expenses.....................................  $100,000
NASD fees...................................................  $ 21,062
Miscellaneous...............................................  $  9,767
Total.......................................................  $560,000



ITEM 27.  PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


     The trust will be internally managed and will not have an investment adviser. The information in the prospectus under the caption "Management and Administration of the Trust" is incorporated herein by reference.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

     As of the effective date of this registration statement:

                                                                NUMBER OF
TITLE OF CLASS                                                RECORD HOLDERS
--------------                                                --------------
Equity Trust Securities representing shares of beneficial
  interest..................................................        1

ITEM 29.  INDEMNIFICATION

     The underwriting agreement (Exhibit 2(h) to this registration statement) provides for indemnification.


     The Amended and Restated Declaration of Trust to be filed as Exhibit 2(a)(1)(B) to this registration statement provides for indemnification to each trustee against any claim or liability incurred in acting as trustee of the trust, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the trustee's duties. The Custodian Agreement, Administration Agreement and Paying Agent Agreement to be filed as Exhibits 2(j), 2(k)(1) and 2(k)(2), respectively, to this registration statement provide for indemnification to the custodian, trust administrator and paying agent, respectively, against any loss or expense incurred in the performance of their obligations under the respective agreements, unless such loss or expense is due to willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations. The Fund Indemnity Agreement to be filed as Exhibit 2(k)(6) to this registration statement provides that Salomon Smith Barney Inc. will indemnify the trust for certain indemnification expenses incurred under the Amended and Restated Declaration of Trust, the Custodian Agreement, the Administration Agreement and the Paying Agent Agreement.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Not applicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of the registrant, c/o Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19711 and at the offices of The Bank of New York, 5 Penn Plaza, 13th floor, New York, New York 10001, the registrant's trust administrator, custodian, paying agent, transfer agent and registrar. All other records so required to be maintained are maintained at the offices of the registrant, Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19711.

ITEM 32.  MANAGEMENT SERVICES

     Not applicable.

ITEM 33.  UNDERTAKINGS

     (a) The registrant hereby undertakes to suspend the offering of the shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this registration statement, its net asset value per share declines more than ten percent from its net asset value per share as of the effective date of this registration statement or (2) the net asset value per share increases to an amount greater than its net proceeds as stated in its prospectus contained herein.

     (b) The registrant hereby undertakes that (i) for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective;
(ii) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, State of Delaware, on the 12th day of December, 2001.


                                          EQUITY SECURITIES TRUST II

                                          By:      /s/ DONALD J. PUGLISI
                                            ------------------------------------
                                                     Donald J. Puglisi
                                                          Trustee

     Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following person, in the capacities and on the date indicated.


                        NAME                                  TITLE                        DATE
                        ----                                  -----                        ----

            /s/ DONALD J. PUGLISI                  Principal Executive Officer,      December 12, 2001
--------------------------------------------       Principal Financial Officer,
              Donald J. Puglisi                  Principal Accounting Officer and
                                                             Trustee

                                 EXHIBIT INDEX


EXHIBIT                          NAME OF EXHIBIT
-------                          ---------------
(a)(1)(A)  Declaration of Trust dated as of October 30, 2001/**/
(a)(1)(B)  Amended and Restated Declaration of Trust dated as of
           December 12, 2001/*/
(a)(2)(A)  Certificate of Trust dated October 30, 2001/**/
(a)(2)(B)  Restated Certificate of Trust dated November 14, 2001/**/
(b)        Not applicable
(c)        Not applicable
(d)(1)     Form of specimen certificate of Equity Trust Securities
           (included in Exhibit 2(a)(1)(B))/*/
(d)(2)     Portions of the Amended and Restated Declaration of Trust
           defining the rights of holders of Equity Trust Securities
           (included in Exhibit 2(a)(1)(B))/*/
(e)        Not applicable
(f)        Not applicable
(g)        Not applicable
(h)        Form of Underwriting Agreement/**/
(i)        Not applicable
(j)        Form of Custodian Agreement/*/
(k)(1)     Form of Administration Agreement/*/
(k)(2)     Form of Paying Agent Agreement/*/
(k)(3)     Form of Forward Purchase Agreement/*/
(k)(4)     Form of Collateral Agreement/*/
(k)(5)     Form of Fund Expense Agreement/*/
(k)(6)     Form of Fund Indemnity Agreement/*/
(l)        Opinion and Consent of Counsel to the Trust/*/
(m)        Not applicable
(n)(1)     Tax Opinion of Counsel to the Trust (Consent contained in
           Exhibit 2(l))/*/
(n)(2)     Consent of Independent Accountants/**/
(n)(3)     Consents to being named as Trustee/*/
(o)        Not applicable
(p)        Form of Subscription Agreement/*/


---------------


/*/  Filed herewith.



/**/ Previously filed.